October 29, 2018

Prospectus

Altegris Futures Evolution Strategy Fund

Class A (EVOAX)
Class C (EVOCX)
Class I (EVOIX)
Class N (EVONX)

Altegris GSA Trend Strategy Fund

Class A (TRNAX)
Class I (TRNIX)
Class N (TRNNX)

Altegris Managed Futures Strategy Fund

Class A (MFTAX)
Class C (MFTCX)
Class I (MFTIX)

Class O (MFTOX)

Each a Series of Northern Lights Fund Trust

ADVISED BY Altegris Advisors, LLC 1200 Prospect Street, Suite 400 La Jolla, CA 92037

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARIES	1
Altegris Futures Evolution Strategy Fund	1
Altegris GSA Trend Strategy Fund	8
Altegris Managed Futures Strategy Fund	14
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES	20
Investment Objectives	20
Principal Investment Strategies	20
Temporary Investments	28
Description of Principal Investment Risks	28
Portfolio Holdings Disclosure	36
Cybersecurity	36
MANAGEMENT	37
Investment Adviser	37
Investment Adviser Portfolio Managers	38
Sub-Advisers and Sub-Advisers’ Portfolio Managers	38
HOW FUND SHARES ARE PRICED	43
HOW TO PURCHASE SHARES	44
HOW TO REDEEM SHARES	49
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	51
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	52
DISTRIBUTION OF SHARES	53
Distributor	53
Distribution Fees	53
Additional Compensation to Financial Intermediaries	53
Householding	53
CONSOLIDATED FINANCIAL HIGHLIGHTS	54
Privacy Notice	65

Altegris Futures Evolution Strategy Fund

Investment Objective: The Fund’s investment objective is to seek long term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 44 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 91 of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses(1)	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	2.00%	2.75%	1.75%	2.00%
Fee Waiver(2)	(0.06)%	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver	1.94%	2.69%	1.69%	1.94%
1)	Other Expenses have been restated for the current fiscal year. “Other Expenses” will include the fees paid by the Fund to the counterparty(ies) of one or more fund-linked Call Options purchased by the Fund directly (collectively, the “Option”). The Option’s returns will be reduced and its losses increased by the operating expenses, management fees and incentive fees of the Underlying Pools associated with the Option, which are the fees and expenses deducted by the counterparty in the calculation of the returns of the Option. These fees, which are not reflected in the Annual Fund Operating Expenses table, are embedded in the return of the Option and represent an indirect cost of investing in the Fund. Such fees are accrued daily within the Option and deducted from the Option’s value daily. During the fiscal year ended June 30, 2018, the aggregate weighted average management fees and weighed average incentive/performance fees of the Underlying Pools associated with the Option were approximately 1.03% of Underlying Pool notional exposure and 21.05% of Underlying Pool trading profits, respectively. Incentive/performance fees cannot be meaningfully estimated but generally range from 15% to 25% of the trading profits of an Underlying Pool.
2)	The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2019 to ensure that total annual Fund operating expenses (including organizational and offering costs) after fee waiver and reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the adviser. An “Advisory Fee Breakpoint” table can be found in the “Management” section of this Prospectus.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$761	$1,161	$1,586	$2,764
C	$372	$848	$1,449	$3,076
I	$172	$545	$943	$2,057
N	$197	$622	$1,072	$2,322

You would pay the following expenses if you did not redeem your Class C Shares. The Example also assumes that you invest $10,000 in the Fund for the time periods indicated, assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
C	$272	$848	$1,449	$3,076
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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

Managed Futures Strategy: The Managed Futures strategy may allocate assets of the Fund to a single Managed Futures portfolio or multiple Managed Futures portfolios that include investment styles or sub-strategies such as (i) trend following, (ii) discretionary, fundamentals-based investing with a focus on macroeconomic analysis, (iii) strategies that pursue both fundamental and technical trading approaches, (iv) other specialized approaches to specific or individual market sectors such as equities, interest rates, metals, agricultural and soft commodities and (v) systematic trading strategies which incorporate ate technical and fundamental variables.

The Managed Futures strategy investments are designed to achieve capital appreciation in the financial and commodities futures markets by investing primarily via fund- or equity-linked call options (or other types of derivatives, such as, swap contracts or structured notes), that provide the returns of reference assets such as securities of limited partnerships, limited liability companies, offshore corporations and other types of pooled investment vehicles, including commodity pools (collectively, “Underlying Pools”). The Fund does not invest more than 25% of its assets with any one option counterparty or other derivatives contract counterparty or issuer. The Fund may access the returns of a single or multiple Underlying Pool(s) that use a single manager or multiple managers to execute Managed Futures strategies without restriction as to issuer capitalization, country, or currency. Each Underlying Pool invests according to a Managed Futures strategy in one or a combination of (i) options, (ii) futures, (iii) forwards or (iv) spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. Options, swap contracts and structured notes have payments linked to reference assets such as Underlying Pools and as such are designed to produce returns similar to those of Underlying Pools and their respective strategies.

The Fund’s adviser, Altegris Advisors, L.L.C. (the “Adviser”), or sub-advisers engaged by the Adviser, will seek returns, in part, by (i) using Managed Futures strategy investments that are not expected to have returns that are highly correlated to the broad equity market and (ii) through actively managed Fixed Income strategy investments that are not expected to have returns that are highly correlated to the broad equity market or the Managed Futures strategy.

The Adviser expects that less than 100%, typically 15-25%, of the Fund’s total net assets will be invested in and/or used as collateral for, gaining exposure to Managed Futures strategies. However, through a combination of (i) investing primarily in fund-or equity-linked call options or other types of derivatives, such as swap contracts or structured notes, having payments linked to the returns of reference assets such as Underlying Pools, and/or (ii) direct investments in Underlying Pools that use notional funding (i.e., nominal trading level exceeds the cash deposited in their trading accounts), the Fund will attempt to maintain an exposure to Managed Futures strategies as if between 100% and 125% of the Fund’s net assets were invested.

In order to provide the Fund with exposure to certain Managed Futures strategies that trade non-financial commodity futures contracts within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may invest up to 25% of its total assets in an Underlying Pool or Pools and other investments that pursue such strategies, indirectly, through a wholly-owned and controlled subsidiary (the “Subsidiary”). The Fund will also make Managed Futures investments outside of the Subsidiary. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis with the Fund.

The cost of investing in the Fund is higher than the cost of investing directly in Underlying Pools and may be higher than other mutual funds that invest directly in the types of derivatives held by the Underlying Pools. Each Underlying Pool will pay management and performance based fees to its manager. For Underlying Pools that trade commodity or financial futures, management fees typically are based on the notional account size and not the actual cash invested in the Underlying Pool. Performance fees will range from 15% to 25% of each Underlying Pool’s returns and are computed for each Underlying Pool without regard the performance other Underlying Pools. Accordingly, the Fund may indirectly pay a performance fee to an Underlying Pool’s manager with positive investment performance, even if the Fund’s overall returns are negative.

Fixed Income Strategy: The Adviser expects that less than 100%, typically 60-80%, of the Fund’s total net assets will be allocated to Fixed Income strategies as described below, a portion of which may be held in cash. The Adviser delegates management of the Fund’s Fixed Income strategy portfolio to a sub-adviser. The Adviser, after consultation with the sub-adviser, allocates the Fund’s Fixed Income strategy assets among various principal sub-strategies managed by the sub-adviser, such as:

  Core Fixed Income strategy invests in a variety of fixed income instruments, including corporations; corporate obligations; agency mortgage-backed securities (“MBS”); non-agency MBS; commercial mortgage-backed securities (“CMBS”); asset-backed securities (“ABS”); high-yield (junk) bonds; bank loans and assignments; credit default swaps; global developed credit (such as corporate obligations and foreign securities); foreign fixed income securities issued by corporations and governments; emerging market fixed income securities issued by corporations and governments; bank loans and assignments bearing fixed or variable interest rates of any maturity. The sub-adviser may invest a portion of the assets allocated to the Core Fixed Income sub-strategy in inverse floaters and interest-only and principal-only securities and a portion in fixed income instruments issued or guaranteed by companies, financial institutions and government entities in emerging markets countries. The sub-adviser may also invest a portion of the assets allocated to this sub-strategy in other investment companies, including other mutual funds managed by the sub-adviser, or collective investment vehicles that invest in any of the above-listed fixed income securities, to the extent permitted by applicable law.
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  Low Duration strategy invests in debt securities of any kind, including, without limit, MBS; corporate debt obligations (including foreign securities); ABS; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments, including through collateralized loan obligations; income-producing securitized products, preferred securities; and other instruments bearing fixed or variable interest rates of any maturity. The sub-strategy may invest in individual securities of any maturity, duration as well as those denominated in foreign currencies. The sub-adviser may seek to manage the dollar-weighted average effective duration of the Low Duration sub-strategy portfolio through the use of derivatives and other instruments (including, among others, futures contracts, U.S. Treasury swaps, interest rate swaps and total return swaps).
  Opportunistic Income strategy invests in fixed income instruments of any kind and other investments including ABS; corporate bonds, including high-yield (junk) bonds; municipal bonds; and securities of real estate investment trusts (“REITs”). The sub-adviser may also utilize derivative instruments, including futures contracts, options and swaps as a substitute for taking positions in fixed income instruments, to hedge certain positions held in the strategy or to reduce exposure to other risks. The sub-adviser places no limits on the duration of this sub-strategy’s investment portfolio. The term “opportunistic” is used to indicate that the sub-adviser believes market conditions exist that offer potentially attractive risk adjusted returns.

The amount allocated to each of the principal sub-strategies may change depending on the Adviser’s assessment in consultation with the sub-adviser of market risk, security valuations, market volatility and the prospects for earning income and achieving capital appreciation. The amount allocated to either the “Core Fixed Income” sub-strategy, or the “Low Duration” sub-strategy may be between 0% and 100% of amounts allocated to the Fixed Income strategy. The amount allocated to the “Opportunistic Income” sub-strategy is anticipated to generally range from 0% to 30% of amounts allocated to the Fixed Income strategy. However, the Adviser anticipates it will, under normal circumstances, allocate some portion of the Fund’s assets to each of the sub-adviser’s sub-strategies at any given time. The Fund invests in fixed income securities of any credit quality or maturity. Junk bonds are, at the time of investment, unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating agency (“NRSRO”), or unrated securities that are determined by the sub-adviser to be of comparable quality, including those in default. Junk bonds are also known as “high yield” or “high risk” bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. The Fund may invest in fixed income-related futures, options and swaps as substitutes for fixed income securities and to hedge interest rate and default risk.

The Fund may also enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may also use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value. The Fund may invest in other investment companies or pools, including, for example, other open-end or closed-end investment companies (“CEFs”), exchange-traded funds (“ETFs”), and domestic or foreign private investment vehicles.

Exemptive Order: The Adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the SEC that permits the Adviser, with Board of Trustees approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of an additional sub-adviser or sub-advisers to manage a portion of the Fund’s portfolio.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose all or part of your investment in the Fund. The Fund may not achieve its investment objective and is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following is a summary description of principal risks of investing in the Fund and apply to the Fund’s direct investment in securities as well the Fund’s indirect investments in the Subsidiary, including securities issued by Underlying Pools, options, swap contracts and structured notes. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

ABS, MBS and CMBS Risk: ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. The value of inverse floaters and interest-only and principal-only MBS is especially sensitive to interest rates and prepayment rates. CMBS may be less susceptible to prepayment risk because underlying loans may have prepayment penalties or prepayment lock out periods.

Changing Fixed Income Market Conditions: Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve reduces Quantitative Easing, it is uncertain what impact this may have on the Fund’s and its investments.

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Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by various external factors such as unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk: The risk that a party upon whom the Fund relies to consummate a transaction will default.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

Derivatives Risk: Futures, options and swaps involve risks different from, or possibly greater than the risks associated with investing directly in securities including leverage risk, tracking risk and counterparty default risk in the case of over the counter derivatives. Option positions may expire worthless exposing the Fund to potentially significant losses.

Emerging Market Risk: Countries with emerging markets may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Exchange Traded Fund (“ETF”) and Closed-End Fund (“CEF”) ETF and CEF Risk: The cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and CEFs in which it invests and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF and CEF is subject to specific risks, depending on the nature of the ETF or CEF. Shares of ETFs and closed end Funds may trade at a discount or premium to their net asset value per share.

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Interest Rate Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Junk Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

  Defaulted Securities Risk: Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Leverage Risk: Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, achieve its desired level of exposure to a certain sector, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Loan Risk: Investments in loans may subject the Fund to heightened credit risks as loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy.

Management Risk: The Adviser’s and sub-adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

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Other Investment Companies Risk: Other investment companies are subject to their own expenses which will be indirectly paid by the Fund, thereby increasing the cost of investing in the Fund.

Options Risk: There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

REIT Risk: The value of securities issued by a REIT may be affected by changes in the value of the underlying property owned by the REITs and the value of mortgage REITs may be affected by the quality of loan assets. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

Restricted Securities Risk: The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

Structured Note Risk: Structured notes involve tracking risk, issuer default risk and may involve leverage risk.

Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any gains received from its investments in the Underlying Pools will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Underlying Pools Risk: Underlying Pools are subject to investment advisory and other expenses, which will be indirectly paid by the Fund as an investor in Underlying Pools. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Pool and may be higher than other mutual funds that invest directly in stocks and bonds. The Underlying Pools will pay management fees, brokerage commissions, and operating expenses as well as performance based fees to each Underlying Pool manager. Those performance based fees will be paid by the Underlying Pool to each manager without regard to the performance of other managers and the Underlying Pool’s overall profitability. Underlying Pools are subject to specific risks, depending on the nature of the fund. Underlying Pools in which the Fund invests may have share class structures that present potential cross-class liability risk. There is no guarantee that any of the trading strategies used by the managers retained by an Underlying Pool will be profitable or avoid losses.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value of short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Who Should Invest in the Fund? The Fund is intended to provide prospective investors with an opportunity to gain access to the managed futures asset class. Additionally, the Adviser believes the Fund will be appropriate for investors seeking the non-correlation benefits of managed futures investing, relative to traditional stock and bond portfolios. The Adviser believes it has the expertise and experience to select Underlying Pools and other investments that may outperform asset class benchmarks.

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Performance: The bar chart and performance table below show the variability of the Altegris Futures Evolution Strategy Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for the full calendar years since the Fund’s inception. Returns for the Class A, Class C and Class N shares, which are not presented, will vary from the returns of the Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information and the Fund’s NAV per share for each share class is available at no cost by visiting www.altegris.com or by calling 1-877-772-5838.

Performance Bar Chart For Class I Shares

For Calendar Years Ended December 31

Best Quarter:	12/31/14	13.27%
Worst Quarter:	6/30/15	(8.82)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2018 was (4.12)%.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2017)

	One Year	Five Years	Since Inception (10/31/11)	Since Inception (2/16/12)
Return before taxes – Class I Shares	8.99%	7.23%	5.55%	N/A
Return after taxes on distributions – Class I Shares	8.20%	4.58%	3.37%	N/A
Return after taxes on distributions and sale of Fund shares – Class I Shares	5.06%	4.35%	3.27%	N/A
Return before taxes – Class A Shares	2.35%	5.69%	4.25%	N/A
Return before taxes – Class C Shares	7.88%	6.17%	N/A	4.50%
Return before taxes – Class N Shares	8.63%	6.95%	5.26%	N/A
BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.85%	0.27%	0.23%	0.25%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

BofA Merrill Lynch 3-Month Treasury Bill Index is an unmanaged index that measures returns of three month Treasury Bills. Investors cannot invest directly in an index.

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Investment Adviser: Altegris Advisors, L.L.C.

Sub-Adviser: DoubleLine Capital LP

Investment Adviser Portfolio Managers: Matthew Osborne has served the Fund as Portfolio Manager since it commenced operations in 2011. Eric Bundonis has been a Portfolio Manager to the Fund since July 2014, and Mr. Osborne is the lead Portfolio Manager.

Co-Portfolio Managers	Title
Matthew Osborne	Founder and Chief Investment Officer
Eric Bundonis, CFA	Director of Research and Sourcing

Sub-Adviser Portfolio Manager: Jeffrey E. Gundlach, Chief Executive Officer of the sub-adviser, has served the Fund as its sub-adviser Portfolio Manager since it commenced operations in 2011.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker. The Fund or the Adviser may waive any investment minimum.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
N	$2,500	$250

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

The Fund is aware of certain private letter rulings from the Internal Revenue Service issued to other mutual funds (including the Altegris Managed Futures Strategy Fund), which indicate that income from the Fund’s investment in a subsidiary will constitute “qualifying income” for purposes of Subchapter M; however, the Fund has not itself received or applied for private letter ruling from the Internal Revenue Service and does not intend to apply for such a ruling. Private letter rulings are not precedent and the Internal Revenue Service is not bound by them. Therefore, if the Internal Revenue Service challenges the position taken by the Fund that the income is qualifying income, it may not prevail and would lose its status as a regulated investment company.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Altegris GSA Trend strategy Fund

Investment Objective: The Fund’s investment objective is to seek long-term capital appreciation through utilization of an absolute return strategy.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 44 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 91 of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.35%	1.35%	1.35%
Distribution and Service (12b-1) Fees	0.25%	0.00%	0.25%
Other Expenses(1)	0.79%	0.76%	0.79%
Total Annual Fund Operating Expenses	2.39%	2.11%	2.39%
Fee Waiver(2)	(0.54)%	(0.51)%	(0.54)%
Total Annual Fund Operating Expenses After Fee Waiver	1.85%	1.60%	1.85%
1)	Based on estimated amounts for the current fiscal year.
2)	The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2019, to ensure that total annual Fund operating expenses (including organizational and offering costs) after fee waiver and reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.85%, 1.60 % and 1.85% of average daily net assets attributable to Class A, Class I and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of: 1) the expense cap in effect at the time of the waiver; or 2) the expense cap in effect at the time of recapture. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the adviser. An “Advisory Fee Breakpoint” table can be found in the “Management” section of this Prospectus.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that the expense limitation described in the footnotes to the fee table is in effect only until the end of the 1-year period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$752	$1,229	$1,731	$3,106
I	$163	$612	$1,087	$2,401
N	$188	$694	$1,227	$2,685

For purchases of $1,000,000 or more of Class A shares, you would pay the following expenses if you did redeem your Class A Shares:

Class	1 Year	3 Years	5 Years	10 Years
A	$288	$694	$1,227	$2,685

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells financial instruments (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by allocating its assets between a “Trend” strategy and a “Fixed Income” strategy.

Trend Strategy: The Trend strategy seeks to deliver absolute returns for the Fund through a range of quantitative algorithms designed to exploit directional trends in global financial markets. In doing so, the strategy employs a range of statistical signals and filters that seek to capture medium-term trends in global futures and forwards markets, and to capitalize on them through a systematic investment process in a variety of financial instruments across multiple asset classes. This is accomplished by parsing and filtering voluminous, real-time market data (through computers applying statistical and mathematical algorithms and programs to the data) to isolate and identify specific price trends and patterns. Each individually identified trend or pattern in each type of asset class is a “signal”, and signals for each asset class are then combined to culminate in the identification of a trend (such as detecting momentum of prices in an upward or downward direction). Each of the many individual trends identified within the universe of asset classes upon which futures contracts are traded acts as a potential predictor of future returns of the asset class. These signals are adjusted to account for volatility in global markets over time. Based on the signals, the Fund’s Trend strategy portfolio is constructed and trades are executed (with further adjustments made to trade allocations in order to address portfolio risk, diversification and expected returns in each asset class).

In pursuing the Trend strategy, the Fund trades more than 100 types of futures contracts and 17 various forwards contracts across four primary asset classes: equities, commodities, fixed income and currencies. The number of contracts may increase or decrease from time to time. Specific sub-sets of these asset classes will encompass equity securities, spot currencies and forward foreign exchange contracts, government and corporate debt securities, interest rate instruments, stock indices, precious metals and traditional and base industrial commodities. Specific types of instruments that the Fund may purchase across these asset classes will include (i) forward and futures contracts (as noted above), (ii) covered and uncovered options on futures or securities, (iii) swap transactions involving equity securities or other instruments, (iv) commodity spot market contracts, (v) contracts for differences, (vi) interest rate, volatility and credit derivatives; and (vii) foreign exchange forward contracts. These instruments may be listed or unlisted and rated or unrated, and derivative instruments may be exchange-traded or bought and sold over-the-counter. The breadth of contracts traded across varied asset classes, and the anticipated volume of identified trends and in turn trade signals generated by the Trend strategy, will generate high trading and turnover levels within the Trend strategy portfolio at times. The Fund’s Adviser delegates management of the Fund’s Trend strategy portfolio to a sub-adviser, GSA Capital Partners LLP (“GSA”).

The Fund will execute a portion of the Trend strategy by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled subsidiary (the “Subsidiary”). The Subsidiary will invest the majority of its assets in non-financial commodity futures contracts, other financial instruments providing exposure to interests in physical commodities (consistent with the Trend strategy as described above), and also in fixed income securities (consistent with the Fixed Income strategy described below) that will serve as margin or collateral for the Subsidiary’s commodities and commodity futures positions. The Fund will also execute a portion of the Trend strategy portfolio investments directly, outside of the Subsidiary, with this portion being primarily financial futures contracts and in fixed income securities (consistent with the Fixed Income strategy described below) that will serve as margin or collateral for such financial futures positions. The Subsidiary is managed by the Adviser and sub-advised by GSA and pursues the same principal investment strategies as the Fund, and is subject to the same investment risks and portfolio investment restrictions and limitations as the Fund on a consolidated basis.

Fixed Income Strategy: With respect to assets of the Fund not allocated to investments pursuant to the Trend strategy, the Fund will invest pursuant to a Fixed Income strategy comprised of: cash, cash equivalents, investment grade corporate bonds and other corporate debt securities, securities issued by the U.S. government and its agencies and instrumentalities (normally with one year or less term to maturity), money market securities and other interest-bearing instruments. The Fund will generally invest in investment grade fixed income securities rated in the four highest categories by Standard & Poor’s (“S&P”), Fitch Ratings (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”). The Fund may also invest in money market funds or other investment companies (such as exchange traded funds) whose assets are comprised primarily of fixed income securities or that seek to track the composition and/or performance of specific fixed income indexes. The Fund’s Adviser manages the Fixed Income strategy on behalf of the Fund.

Allocations Among Trend and Fixed Income Strategies. Based upon its analysis of historical returns and volatility among trend-following commodity traders and strategies generally, and specifically upon its analysis of the prior performance and anticipated future performance of the Trend strategy, in consultation with GSA, the Adviser anticipates that the Fund will allocate approximately up to 30% of its assets to the Trend strategy and the majority of its assets not actively invested in the Trend strategy allocated to investments in fixed income securities pursuant to the Fixed Income strategy.

In pursuing its investment objective, the Fund may engage in frequent trading. Consequently, the Fund’s portfolio turnover and brokerage commission expenses may exceed those of most investment entities of comparable size.

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KEY STRATEGY TERMS

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or selling investments based on the assessment of these trade signals as determined before a trade is made.

Volatility is a statistical measurement of the variation of returns of a financial asset, as measured by the annualized standard deviation of its returns.

Standard Deviation is a measure that is used to quantify the amount of dispersion of a set of data values. A low standard deviation indicates that the data points tend to be close to the expected values of the set, whereas a high standard deviation indicates that the data points are spread out over a wider range of values.

Correlation is a statistical measure of the degree to which the movements in the price of two assets are related to each other. When the value of one asset class versus another moves in the same direction within similar time frames, the asset classes are considered to be correlated, and when they move in opposite directions, they are considered to be non-correlated.

Value at Risk (“VaR”) is an estimation of how much a single investment, or group of investments, might lose under normal market conditions and over a defined time period.

Non-Diversified Fund. The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fund may invest in fewer securities at any one time than a diversified fund. Also, the Fund must set aside liquid assets, or engage in other measures, as required by the 1940 Act and regulations thereunder, to “cover” open positions with respect to certain kinds of derivatives and other financial instruments. The Fixed Income strategy investments may be used to help cover the Fund’s derivatives and other positions in financial instruments for which coverage is required by the 1940 Act.

Commodity Pool Regulation: The Fund and the Subsidiary are each a “commodity pool” under the U.S. Commodity Exchange Act and the Adviser and Sub-Adviser are each a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary under CFTC and SEC harmonized regulations.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose all or part of your investment in the Fund.

The Fund may not achieve its investment objective and is not intended to be a complete investment program.

The following is a summary description of principal risks of investing in the Fund and apply to the Fund’s investments as well the Fund’s indirect investments in the Subsidiary. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk: The risk that a party upon whom the Fund relies to consummate a transaction will default.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

Derivatives Risk: The Fund’s use of forwards, futures, swaps or options directly, or indirectly through investments by the Subsidiary, involves risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk and counterparty default risk in the case of over the counter derivatives. Option positions held by the Fund or the Subsidiary may expire worthless exposing the Fund to potentially significant losses.

Extension Risk: There is a risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Fixed Income and Interest Rate Risk: The value of the Fund’s investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of fixed income securities and derivatives generally increases. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. Your investment will decline in value if the value of the Fund’s investments decreases.

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Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, achieve its desired level of exposure to a certain sector, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk: The Adviser’s and sub-adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and Fund investments may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Portfolio Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs.

Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments, will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

U.S. Government Securities Risk: The risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value of short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Who Should Invest in the Fund? The Adviser believes the Fund will be appropriate for investors seeking the non-correlation benefits of trend following managed futures strategies, relative to traditional stock portfolios. The Adviser believes that trend-following managed futures strategies, as an asset class, have historically performed independently from the both the stock and bond markets (and therefore, may be considered as non-correlated).

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Performance: The bar chart and performance table below show the variability of the Altegris GSA Trend Strategy Fund returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class N shares for the full calendar years since the Fund’s inception. Returns for the Class A, Class C and Class I shares, which are not presented, will vary from the returns of the Class N shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information and the Fund’s NAV per share for each share class is available at no cost by visiting www.altegris.com or by calling 1-877-772-5838.

Performance Bar Chart For Class N Shares

For Calendar Years Ended December 31

Best Quarter:	12/31/17	8.03%
Worst Quarter:	6/30/17	(9.62)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2018 was (10.53)%.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2017)

	One Year	Since Inception (12/30/16)
Return before taxes – Class N Shares	(3.10)%	(3.09)%
Return after taxes on distributions – Class N Shares	(3.10)%	(3.09)%
Return after taxes on distributions and sale of Fund shares – Class N Shares	(1.75)%	(2.36)%
Return before taxes – Class A Shares	(8.67)%	(8.65)%
Return before taxes – Class I Shares	(2.80)%	(2.79)%
BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.85%	0.85%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

BofA Merrill Lynch 3-Month Treasury Bill Index is an unmanaged index that measures returns of three month Treasury Bills. Investors cannot invest directly in an index.

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Investment Adviser: Altegris Advisors, L.L.C. is the Adviser to the Fund, and manages the Fixed Income strategy on behalf of the Fund.

Investment Adviser Portfolio Managers: Matthew Osborne, Founder and Chief Investment Officer of the Adviser, Eric Bundonis, Director of Research and Sourcing has served as co-Portfolio Managers of the Fund since its inception. Antolin Garza serves as co-Portfolio Manager of the Fund as of October 2017.

Sub-Adviser: GSA Capital Partners LLP is the sub-adviser to the Fund and manages the Trend strategy on behalf of the Fund.

Sub-Adviser Portfolio Managers: Pavel Zhlobich, PhD, GSA’s Trend Strategy lead researcher, Jonathan Hiscock, GSA’s Founder and Chairman, and David Khabie-Zeitoune, PhD, GSA’s Chief Executive Officer, will direct the portfolio management of the Trend strategy.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker. The Fund or the Adviser may waive any investment minimum.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$250
I	$1,000,000	$250
N	$2,500	$250

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

The Fund is aware of certain private letter rulings from the Internal Revenue Service issued to other mutual funds (including the Altegris Managed Futures Strategy Fund), which indicate that income from the fund’s investment in a subsidiary will constitute “qualifying income” for purposes of Subchapter M; however, the Fund has not itself received or applied for private letter ruling from the Internal Revenue Service and does not intend to apply for such a ruling. Private letter rulings are not precedent and the Internal Revenue Service is not bound by them. Therefore, if the Internal Revenue Service challenges the position taken by the Fund that the income is qualifying income, it may not prevail and would lose its status as a regulated investment company.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Altegris Managed Futures Strategy Fund

Investment Objectives: The Fund’s primary investment objective is to achieve positive absolute returns in rising and falling equity markets. The Fund’s secondary investment objective is to achieve its primary investment objective with less volatility than major equity market indices.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 44 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 91 of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A	Class C	Class I	Class O
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	0.42%	0.41%	0.38%	0.42%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.18%	2.92%	1.89%	2.18%
Fee Waiver(2)	(0.27)%	(0.26)%	(0.23)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver	1.91%	2.66%	1.66%	1.91%
1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
2)	The Fund’s adviser has contractually agreed to reduce its fees and reimburse expenses of the Fund until at least October 31, 2019, to ensure the total annual Fund operating expenses after fee waiver and reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser))will not exceed 1.90%, 2.65%, 1.65% and 1.90% of average daily net assets attributable to Class A, Class C, Class I and Class O shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$758	$1,193	$1,654	$2,924
C	$369	$879	$1,515	$3,224
I	$169	$572	$1,000	$2,193
O	$194	$656	$1,145	$2,492

You would pay the following expenses if you did not redeem your Class C Shares. The Example also assumes that you invest $10,000 in the Fund for the time periods indicated, assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
C	$269	$879	$1,515	$3,224
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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 479% of the average value of its portfolio. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies: The Fund seeks to achieve its primary investment objective by allocating its assets using two principal strategies:

Managed Futures Strategy: The Managed Futures strategy is designed to capture returns related to trends in the commodity and financial futures markets by investing directly or through the Subsidiary (as defined below) in a combination of financial instruments including, but not limited to (1) options, (2) futures, (3) forwards, (4) spot contracts or (5) swap contracts, structured notes or other securities or derivatives (collectively, “financial instruments”). The Fund does not invest more than 25% of its assets with any one financial instrument or counterparty or issuer. Through investments in a combination of such financial instruments, certain of which utilize notional funding (i.e., nominal trading level exceeds the cash deposited in their trading accounts) the Fund will attempt to maintain an exposure to the Managed Futures strategy as if between 100% and 125% of the Fund’s net assets were invested.

The Managed Futures strategy may include investment styles or sub-strategies such as (1) long term trend-following, (2) discretionary macro investing based on economic fundamentals and value, (3) short-term systematic trading, (4) specialized approaches to specific or individual market sectors such as financials, equities, currencies, metals, agricultural and soft commodities and (5) counter-trend or mean reversion strategies. Managed Futures strategy investments will be made without restriction as to issuer capitalization, country, or currency.

In order to provide the Fund with exposure to certain of the above-described Managed Futures strategies that trade non-financial commodity futures contracts within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may invest up to 25% of its total assets in non-financial commodity futures contracts through a wholly-owned and controlled foreign subsidiary (the “Subsidiary”). The Subsidiary will invest the majority of its assets in financial instruments and other investments intended to serve as margin or collateral for swaps or other positions, as applicable. However, the Fund may also make Managed Futures investments outside of the Subsidiary. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis with the Fund. The Subsidiary and the Fund will comply with all applicable provisions of the 1940 Act on an aggregated basis.

Based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund’s adviser, Altegris Advisors, L.L.C. (the “Adviser”), expects that up to 25%, of Fund assets will be allocated to and used as collateral for the Managed Futures strategy. However, as market conditions change the ranges may be higher or lower.

The Adviser currently delegates management of allocated portions of the Fund’s Managed Futures strategy portfolio to various sub-advisers.

Fixed Income Strategy: The Fixed Income strategy is designed to generate interest income and capital appreciation with the objective to diversify the returns under the Managed Futures strategy. The Fixed Income strategy will invest in a variety of investment grade fixed income securities. The Fixed Income strategy portfolio will maintain an average maturity that ranges between short-term (less than 1 year) and intermediate-term (4-7 years). The Fixed Income strategy will invest primarily in investment grade securities, which the Fund defines as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”), or, if, unrated determined to be of comparable quality. In the event that a fixed income security’s rating is downgraded below investment grade, the sub-adviser will take such actions over such reasonable period of time as it determines are prudent and in the best interests of the Client. The Adviser expects that the majority of its assets not actively invested in the Managed Futures Strategy will be allocated to the Fixed Income strategy. However, as market conditions change the range may be higher or lower.

The Adviser delegates management of the Fund’s Fixed Income strategy portfolio to a sub-adviser.

The Fund seeks to achieve its secondary investment objective primarily by (1) diversifying the Managed Futures strategy investments among asset classes and sub-strategies that are not expected to have returns that are highly correlated to each other or the equity market in general and (2) restricting Fixed Income strategy investments to short-term or medium-term interest income-generating securities that are not expected to have returns that are highly correlated to the equity market in general or the Managed Futures strategy.

Exemptive Order: The Adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the SEC that permits the Adviser, with Board of Trustees approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of an additional sub-adviser or sub-advisers to manage a portion of the Fund’s portfolio.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose all or part of your investment in the Fund. The Fund may not achieve its investment objective and is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following is a summary description of principal risks of investing in the Fund and apply to the Fund’s investments as well the Fund’s indirect investments in the Subsidiary. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Changing Fixed Income Market Conditions: Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve reduces Quantitative Easing, it is uncertain what impact this may have on the Fund’s and its investments.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk: The risk that a party upon whom the Fund relies to consummate a transaction will default.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

Defaulted Securities Risk: Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Derivatives Risk: The Fund’s use of futures, options, options on futures swaps or structured notes directly involves risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and counterparty default risk in the case of over the counter derivatives. Option positions may expire worthless exposing the Fund to potentially significant losses.

Exchange-Traded Funds (“ETF”) Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other expenses which the Fund will indirectly bear. Shares of ETFs and closed end Funds may trade at a discount or premium to their net asset value per share.

Extension Risk: There is a risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities such as residential and commercial mortgage-backed securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Fixed Income and Interest Rate Risk: The value of the Fund’s investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of fixed income securities and derivatives generally increases. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Any U.S. Federal Reserve System revisions to its current policy of maintaining the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market to support U.S. economic recovery will have uncertain impacts on U.S. interest rates and fixed income market volatility. Your investment will decline in value if the value of the Fund’s investments decreases.

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Inflation-Indexed Bond Risk: There is a risk that inflation-indexed bonds will change in value in response to actual or anticipated changes in inflation rates, in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to the same risks as all debt securities.

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Interest Rate Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Leverage Risk: The Fund directly or indirectly via investments in the Subsidiary, will use derivatives to increase long and short exposure creating leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, achieve its desired level of exposure to a certain sector, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk: The Adviser’s and sub-adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and Fund investments may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Portfolio Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs.

Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Structured Products and Notes Risk: Structured products and structured notes involve leverage risk, tracking risk, liquidity risk and issuer default risk. Investments in structured notes also involve interest rate risk, credit risk and market risk.

Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments, including securities of Underlying Pools will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

U.S. Government Securities Risk: The risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value of short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Who Should Invest in the Fund? The Fund is intended to provide prospective investors with an opportunity to gain access to the managed futures asset class. Additionally, the Adviser believes the Fund will be appropriate for investors seeking the non-correlation benefits of managed futures investing, relative to traditional stock and bond portfolios. The Adviser believes it has the expertise and experience to select Underlying Pools and other investments that may outperform asset class benchmarks.

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Performance: The bar chart and performance table below show the variability of the Altegris Managed Futures Strategy Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Class I, Class A, Class C and Class O shares over time to the performance of a broad-based securities market index and one supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information and the Fund’s NAV per share for each share class is available at no cost by visiting www.altegris.com or by calling 1-877-772-5838.

Performance Bar Chart For Class I Shares

For Calendar Years Ended December 31

Best Quarter:	1st Quarter 2015	5.24%
Worst Quarter:	2nd Quarter 2015	(6.15)%

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2018 was (4.87)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2017)

	One Year	Five Years	Since Inception (8-26-10)	Since Inception (2-1-11)	Since Inception (3-13-13)
Class I Return before taxes	1.29%	1.57%	0.31%	N/A	N/A
Class I Return after taxes on distributions	1.29%	0.15%	(0.66)%	N/A	N/A
Class I Return after taxes on distributions and sale of Fund shares	0.73%	0.56%	(0.20)%	N/A	N/A
Class A Return before taxes	(4.82)%	0.12%	(0.74)%	N/A	N/A
Class C Return before taxes	0.12%	0.55%	N/A	(1.46)%	N/A
Class O Return before taxes	0.95%	N/A	N/A	N/A	1.05%
BofA Merrill Lynch 3Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.85%	0.27%	0.22%	0.22%	0.28%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	22.40%	11.64%	11.79%	9.09%	10.53%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns presented for Class I would be substantially similar to Class A, Class C and Class O because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. After tax returns for Class A and Class C and Class O shares, which are not shown, will vary from those of Class I shares.

BofA Merrill Lynch 3-Month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills. Investors cannot invest directly in an index.

MSCI World Index is a stock market index of over 6,000 stocks from 24 developed countries around the globe. Investors cannot invest directly in an index.

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Investment Adviser: Altegris Advisors, L.L.C.

Sub-Advisers: GSA Capital Partners LLP, Millburn Ridgefield Corporation, Phase Capital LP, QMS Capital Management LP, Three Rock Capital Management, Crabel Capital Management, LLC and Centurion Investment Management, LLC each serve as a sub-adviser to the Managed Futures Fund in respect of portions of the Fund’s assets allocated for management pursuant to the Managed Futures strategy. GSA Capital Partners, LLP also serves as sub-adviser to the GSA Trend Fund in respect of the portion of GSA Trend Fund assets allocated for management pursuant to the GSA Trend strategy.

Investment Adviser Portfolio Managers: Matthew Osborne, Founder and Chief Investment Officer of the Adviser, has served the Fund as Portfolio Manager since it commenced operations in 2010. Eric Bundonis, Director of Research and Sourcing has been a Portfolio Manager to the Fund since July 2014. Antolin Garza serves as co-Portfolio Managers as of October 2017.

Co-Portfolio Managers	Title
Matthew Osborne	Founder, Chief Investment Officer
Eric Bundonis, CFA	Director of Research and Sourcing
Antolin Garza	Senior Research Analyst

Sub-Adviser Portfolio Manager: Michael Ning and Michael DePalma, of PhaseCapital have served the Fund as a sub-adviser Portfolio Managers since March 2017. Conor O’Mara of Three Rock has served the Fund as a sub-adviser Portfolio Manager since March 2017. Grant Jaffarian of Crabel has served the Fund as a sub-adviser Portfolio Manager since May 2017. Barry A. Goodman, Grant N. Smith, Harvey Beker and George E. Crapple, each of Millburn, have served as sub-adviser Portfolio Managers since March 2017. Pavel Zhlobich, Jonathan Hiscock and David Khabie-Zeitoune, each of GSA, have served the Fund as a sub-adviser Portfolio Managers since March 2017. Stefan Behling of Centurion has served the Fund as a sub-adviser Portfolio Manager since May 2017 and Michael Brandt of QMS has served the Fund as a sub-adviser Portfolio Manager since March 2017.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker. The Fund or its Adviser may waive any investment minimum.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
O	$2,500	$250

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The investment objectives and principal strategies of each Fund are described in this section. Each Fund’s investment objective(s) is/are a non-fundamental policy and may be changed without shareholder approval by the Board of Trustees upon 60 days written notice to shareholders. If a Fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective. There is no guarantee that a Fund will achieve its objective. Please see the statement of additional information (“SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the Funds.

INVESTMENT OBJECTIVES

Fund	Investment Objective(s)
Altegris Futures Evolution Strategy Fund	The Fund’s investment objective is to seek long term capital appreciation.
Altegris GSA Trend Strategy Fund	The Fund’s investment objective is to seek long-term capital appreciation through utilization of an absolute return strategy.
Altegris Managed Futures Strategy Fund	The Fund’s primary investment objective is to achieve positive absolute returns in rising and falling equity markets. The Fund’s secondary investment objective is to achieve its primary investment objective with less volatility than major equity market indices.

PRINCIPAL INVESTMENT STRATEGIES

Adviser’s Investment Process

The Adviser’s investment process consists of five primary stages: (1) asset allocation; (2) sourcing; (3) evaluating investment vehicles or managers; (4) portfolio construction; and (5) ongoing investment monitoring, risk management and reallocation.

The Adviser’s investment process includes what the Adviser believes is a rigorous methodology for sourcing, evaluating and qualifying sub-advisers, Underlying Pools, or swaps, structured notes, options or any other securities that may advance the Fund’s objectives, in which the Funds can invest. This process is coordinated in conjunction with the Adviser’s procedures within asset allocation and portfolio construction. Once these investments have been added to a Fund’s portfolio, the Adviser performs extensive ongoing monitoring to assess performance, identify potential style drift, and evaluate core components of risk management. A summary of the Adviser’s process is as follows:

ASSET ALLOCATION	• Analysis of top down and bottom-up factors affecting asset class • Determine, as applicable, Futures Evolution, GSA Trend and Managed Futures sub-strategy weightings relevant to the respective Funds
SOURCING

•    Analyze investment managers that represent asset class and sub-strategies

•    Analyze investment vehicles and instruments including derivatives
(and Underlying Pools in respect of Futures Evolution)

•    Initial investment and operational reviews

EVALUATING	• Rigorous due diligence o Document collection and review o Investment due diligence o Operational due diligence
PORTFOLIO CONSTRUCTION	• Select and engage qualified sub-advisers or underlying managers from among qualified prospective investment vehicles and instruments • Quantitative portfolio optimization • Qualitative assessment
MONITORING, RISK MANAGEMENT & REALLOCATION

•    Ongoing monitoring of sub-adviser and portfolio investment managers and vehicles, including Underlying Pools in respect of Futures Evolution)

•    Assess investment results of sub-advisers by assessing:

o    Returns

o    Standard deviations

o    Performance attribution

o    Style drift

o    Correlation changes

o    Counterparty and/or issuer credit quality

o    Management changes

•    Rebalance or re-allocate, as applicable, between and among sub-adviser strategies, derivatives or other investments (including Underlying Pools in respect of Futures Evolution)

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Asset Allocation: The Adviser determines the relevant sub-strategies that should comprise the portfolio within an asset allocation framework for each Fund. To determine recommended sub-strategy ranges, the process incorporates a combination of top-down and bottom-up analysis that includes quantitative and qualitative factors. The experience of the Adviser, relevant trading adviser or sub-adviser is a critical input in determining the qualitative rationale of relevant drivers for sub-strategies.

Sourcing: The next step in the Futures Evolution, GSA Trend or Managed Futures strategy investment process is the sourcing of prospective fixed income sub-adviser(s) and derivatives or structured products counterparties or issuers from the large and growing universe of managers and investment choices. The sourcing of investments and investment managers is derived from years of alternative industry experience of the Portfolio Co-Managers and the Adviser’s management. The Adviser’s network of relationships with investment professionals plays an important role. Specific sources can include alternative investment managers, traders, research analysts, other industry contacts and existing investment manager relationships. Other resources include proprietary and public databases and prime brokers. Once the Adviser has identified investment managers or options that are of initial interest, these are presented to the Adviser’s Investment Committee, which is composed of the Adviser’s Portfolio Co-Managers, key members from the Adviser’s research group and management of the Adviser and its affiliates. The Investment Committee reviews the initial due diligence of the sub-advisers and their respective managers (including Underlying Pools in respect of Futures Evolution), and other investments by the research group to determine which of these initially-reviewed investments advance for further evaluation in the next stage of review.

Evaluating: For sub-advisers and their respective managers (including Underlying Pools in respect of Futures Evolution), and other investments passing the initial review process, the Adviser performs a rigorous due diligence process. In addition to qualitative discussions with the investment managers as well as quantitative analysis of the investment program performed during the initial review process, the Adviser conducts further review that includes (1) documentation collection and review, (2) investment due diligence and (3) operational due diligence.

The list of documentation required and reviewed by the Adviser is lengthy. However, as each investment is unique, not all documentation is required for Investment Committee approval, nor are all documents requested applicable or available. Requested documentation typically encompasses fund offering materials, due diligence questionnaire, fund or manger reporting and annual audits, investor communications and other materials. The investment due diligence process may include onsite manager visits and interviews, quantitative analysis, background checks and review of the investment program, process and risk management as well as business management issues. While operational due diligence varies across investment and investment strategies, the process includes an onsite visit as well as multiple follow up calls. Among the specifics reviewed by the Adviser are:

  Ability of the manager to generate returns within specific risk parameters,
  Stability of manager’s investment process and its ability to sustain return,
  Expertise of the manager’s management firms and employees,
  Differentiating factors that give the manager or strategy an investment edge,
  Infrastructure of firm from research to trading to operations,
  A manager’s risk control procedures, both from a business and investment standpoint, and
  A manager’s overall business organization.

After numerous contact points including on-site visits and conference calls, all manager information is documented within a formal report for review and subject to final approval by the Adviser’s Investment Committee. If a specific investment instrument or vehicle is not satisfactory for executing an element of a strategy or sub-strategy (whether due to fees, liquidity or other factors), the Adviser may use options, swap contracts, structured notes or other investment instruments to access the same or a substantially similar element of a desired sub-strategy.

Portfolio Construction:

Futures Evolution Fund - Consultation with the fixed income sub-adviser determines the allocation among sub-advised Fixed Income strategies. Qualified investment vehicles and investment managers within predefined sub-strategies or manager style are then selected based on a combination of quantitative optimization, which includes correlation analysis with the Fixed Income strategy, along with a qualitative assessment of each Managed Futures or Fixed Income strategy, investment vehicle and or investment manager.

GSA Trend Strategy Fund - Consultation with GSA as sub-adviser determines the allocations of Fund assets to the various managed futures strategies pursued by the Trend strategy. In respect of Fund assets not allocated to the Trend strategy, the Adviser will allocate to investment grade fixed income securities pursuant to the Fixed Income strategy. In pursuing its investment objective, the Fund may engage in frequent trading. Consequently, the Fund’s portfolio turnover and brokerage commission expenses may exceed those of most investment entities of comparable size.

Managed Futures Fund - Qualified Managed Futures and Fixed Income managers and strategy investments within predefined sub-strategies or manager styles are then available for possible engagement by the Fund as sub-advisers or as investments for possible inclusion within the portfolio. The selection process includes a combination of quantitative optimization, which includes correlation analysis, along with a qualitative assessment of each Managed Futures or Fixed Income strategy, sub-adviser, investment vehicle and/or investment manager accessed. The Adviser will also consult with the fixed income sub-adviser concerning Fixed Income strategy portfolio construction and allocations.

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Monitoring, Risk Management and Reallocation: Tracking and monitoring is a critical component of the Adviser’s approach to maintaining a portfolio designed to capture investment returns. The Adviser’s research staff and Portfolio Co-Managers closely monitor the investment results for each component of each Fund’s portfolio. On an ongoing basis, the Adviser performs quantitative analysis of performance against predefined parameters, looking for unexplained variances including any material changes in business or investment strategies (style drift), as well as material changes in operations, service providers and key personnel as well as any other piece of information that may cause the Adviser to re-evaluate the sub-adviser or manager of the particular investment or strategy. Additionally, the Adviser monitors the sub-advisers and to the extent practicable, the managers of Underlying Pools and other investments accessed by a Fund as to volatility relative to historical performance and benchmarks, trading frequency, changes in the management and changes in correlation among the returns of the various sub-strategies used by the Fund. The Adviser will also monitor the credit quality of derivatives or structured products counterparties or issuers to assure they maintain, what the Adviser believes to be, sufficient financial resources to meet their obligations to a Fund. The Adviser may, based on market conditions and its assessment of various quantitative and qualitative factors, reallocate the Funds’ assets.

Generally, the Adviser’s investment process narrows the universe of potential investments through a rigorous screening and assessment process that includes the quantitative and qualitative information regarding prospective investment vehicles and the strategies deployed. The Adviser expects to allocate each Fund’s assets to sub-advisers for investment pursuant to sub-advised strategies (to Underlying Pools in respect of Futures Evolution), derivatives or structured products and/or other direct or indirect investments in financial instruments or sub-strategies. However, asset allocation will vary by asset class, sub-strategy and investment vehicle. Each Fund’s investment portfolio is rebalanced both within a particular sub-strategy and between a Fund’s various sub-strategies as a result of the Adviser’s monitoring policies.

SUB-ADVISERS AND STRATEGIES

The Adviser may select and delegate management of a Fund’s portfolio to one or more sub-advisers. The Adviser determines the various percentages of each Fund’s assets to be allocated among each of the sub-advisers and retains the ability to override a sub-adviser’s selection of securities if it believes an investment or allocation is not consistent with that Fund’s investment guidelines. The Adviser is also responsible for ongoing performance evaluation and monitoring of all sub-advisers. The Adviser, on behalf of itself and on behalf of the Funds it advises, or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the SEC that permits the Adviser, with the Board of Trustees’ approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders of a Fund will be notified within 90 days of the engagement of an additional or replacement sub-adviser to manage a portion of that Fund’s portfolio.

While each sub-adviser is subject to the oversight of the Adviser, the Adviser will not attempt to coordinate or manage the day-to-day investments of the sub-advisers. Each sub-adviser has discretion to invest the portion of a Fund’s assets allocated to it by the Adviser as it deems appropriate, based on its particular philosophy, style, strategies and views.

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND – SUB-ADVISER AND STRATEGY

DoubleLine Capital LP (“DoubleLine”)

DoubleLine manages the Fixed Income Strategy for the Futures Evolution Fund. The Adviser, after consultation with the sub-adviser, allocates the Futures Evolution Fund’s Fixed Income strategy assets among various principal sub-strategies managed by the sub-adviser, such as core fixed income strategy, low duration strategy and opportunistic income strategy.

Core Fixed Income Sub-Strategy: In implementing the core fixed income sub-strategy, the sub-adviser allocates that portion of the Futures Evolution Fund’s investments to a variety of fixed income instruments. These include securities issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored corporations; corporate obligations; agency mortgage-backed securities (“MBS”); non-agency MBS; commercial mortgage-backed securities (“CMBS”); asset-backed securities (“ABS”); global developed credit (such as corporate obligations and foreign securities); foreign fixed income securities issued by corporations and governments; emerging market fixed income securities issued by corporations and governments; bank loans and assignments bearing fixed or variable interest rates of any maturity. There is no limit to the percentage of the sub-strategy’s assets that may be allocated to any of the above-listed securities.

The Futures Evolution Fund may invest in junk bonds, bank loans and assignments and credit default swaps of companies in the high yield universe. The sub-adviser allocates the high yield portfolio holdings broadly by industry and issuer in an attempt to reduce the impact of negative events for an industry or issuer. High yield portfolio holdings are allocated broadly by industry and issuer in an attempt to reduce the impact of negative events for an industry or issuer.

Junk bonds are, at the time of investment, unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating agency (“NRSRO”), or unrated securities that are determined by the sub-adviser to be of comparable quality, including those in default. Junk bonds are also known as “high yield” or “high risk” bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The sub-adviser intends to allocate its high yield portfolio holdings broadly among industries and issuers in an attempt to reduce the impact of negative events for an industry or issuer.

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The sub-adviser may invest a portion of the assets allocated to the core fixed income sub-strategy in inverse floaters and interest-only and principal-only securities and a portion in fixed income instruments issued or guaranteed by companies, financial institutions and government entities in emerging markets countries. The sub-adviser may also invest a portion of the assets allocated to this sub-strategy in other investment companies, including other mutual funds managed by the sub-adviser, or collective investment vehicles that invest in any of the above-listed fixed income securities, to the extent permitted by applicable law.

The sub-adviser uses a controlled risk approach which includes consideration of:

•	security selection within a given sector,
•	relative performance of the various market sectors,
•	the shape of the yield curve, and
•	fluctuations in the overall level of interest rates.

The sub-adviser also utilizes active asset allocation in managing the sub-strategy’s investments and monitors the duration of the securities allocated to the strategy to seek to mitigate the sub-strategy’s exposure to interest rate risk. The sub-adviser intends to seek to construct an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years.

Low Duration Sub-Strategy: In implementing the low duration sub-strategy, the sub-adviser seeks current income by investing principally in debt securities of any kind. Under this sub-strategy, the Futures Evolution Fund may invest without limit in MBS of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations as well as those of private issuers not subject to any guarantee. Generally, MBS consist of government mortgage pass-through securities, collateralized mortgage obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities) and inverse floaters. The Futures Evolution Fund may also invest in corporate debt obligations (including foreign securities); ABS; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments, including through collateralized loan obligations; income-producing securitized products, preferred securities; and other instruments bearing fixed or variable interest rates of any maturity. The Futures Evolution Fund may invest in individual securities of any maturity, duration as well as those denominated in foreign currencies.

The sub-adviser will normally seek to construct a low duration sub-strategy investment portfolio for the Futures Evolution Fund with a dollar-weighted average effective duration of three years or less. Effective duration is a measure of the portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates.

In managing the Futures Evolution Fund’s investments, the sub-adviser portfolio manager typically uses a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and include consideration of:

•	security selection within a given sector,
•	relative performance of the various market sectors,
•	the shape of the yield curve, and
•	fluctuations in the overall level of interest rates.

Under normal circumstances, the low duration sub-strategy assets are invested primarily in fixed income and other income-producing instruments rated investment grade (Baa3 or higher by Moody’s or BBB- or higher by S&P or the equivalent by any other NRSRO) and in unrated securities considered by the sub-adviser to be of comparable credit quality. However, Low Duration sub-strategy assets may include up to 50% in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the sub-adviser to be of comparable credit quality.

The sub-adviser may seek to manage the dollar-weighted average effective duration of the Futures Evolution Fund’s low duration sub-strategy portfolio through the use of derivatives and other instruments (including, among others, futures contracts, U.S. Treasury swaps, interest rate swaps and total return swaps).

The Futures Evolution Fund may also enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Futures Evolution Fund may also use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Futures Evolution Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value. The Futures Evolution Fund may invest in other investment companies or pools, including, for example, other open-end or closed-end investment companies (“CEFs”), exchange-traded funds (“ETFs”), and domestic or foreign private investment vehicles.

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Opportunistic Income Sub-Strategy: In implementing the opportunistic income sub-strategy, the sub-adviser allocates that portion of the Futures Evolution Fund’s investments to fixed income instruments and other investments including ABS; corporate bonds, including high-yield (junk) bonds; municipal bonds; and securities of real estate investment trusts (“REITs”). This sub-strategy’s investments may include substantial investments in MBS, including non-agency residential MBS. These investments have undergone extreme volatility over the past several years, driven primarily by high default rates and the securities being downgraded to “junk” status. However, the sub-adviser utilizes a unique investment process that first examines the macroeconomic status of the mortgage-backed sector. This analysis includes reviewing information regarding interest rates, yield curves and spreads, credit analysis of the issuers and a general analysis of the markets generally. From this detailed analysis, along with assessment of other economic data including market trends, unemployment data and pending legislation, the sub-adviser identifies subsectors within the mortgage sector which offer the highest potential for return. The sub-adviser then applies a qualitative analysis of potential investments looking at factors such as duration, level of delinquencies and default history. Finally, the sub-adviser performs a quantitative analysis of the potential investment, essentially performing a stress test of the potential investment’s underlying portfolio of mortgages. Only when a potential investment has passed the sub-adviser’s careful screening will it be added to this sub-strategy portfolio.

The sub-adviser may also utilize derivative instruments, including futures contracts, options and swaps as a substitute for taking positions in fixed income instruments, to hedge certain positions held in the strategy or to reduce exposure to other risks.

The sub-adviser places no limits on the duration of this sub-strategy’s investment portfolio. The term “opportunistic” is used to indicate that the sub-adviser believes market conditions exist that offer potentially attractive risk adjusted returns.

Under each sub-strategy, portfolio securities and derivatives may be sold at any time. Sales may occur when the sub-adviser portfolio manager determines to take advantage of a better investment opportunity because the portfolio manager believes the portfolio securities or derivatives no longer represent relatively attractive investment opportunities, there is perceived deterioration in the credit fundamentals of the issuer, or the individual security or derivative has reached the portfolio manager’s sell target.

ALTEGRIS GSA TREND STRATEGY FUND – SUB-ADVISER AND STRATEGY

GSA Capital Partners (“GSA”)

GSA has been engaged as a sub-adviser to both the GSA Trend Strategy Fund and the Managed Futures Fund (collectively, the “Fund” for purposes of this description) and the Adviser has delegated to GSA the management of the Trend strategy on behalf of the Fund. The Trend strategy seeks to deliver absolute returns for the Fund through a range of quantitative algorithms designed to exploit directional trends in global financial markets. In doing so, the strategy employs a range of statistical signals and filters that seek to capture medium-term trends in global futures and forwards markets, and to capitalize on them through a systematic investment process in a variety of financial instruments across multiple asset classes. This is accomplished by parsing and filtering voluminous, real-time market data (through computers applying statistical and mathematical algorithms and programs to the data) to isolate and identify specific price trends and patterns. Each individually identified trend or pattern in each type of asset class is a “signal”, and signals for each asset class are then combined to culminate in the identification of a trend (such as detecting momentum of prices in an upward or downward direction). Each of the many individual trends identified within the universe of asset classes upon which futures contracts are traded acts as a potential predictor of future returns of the asset class. These signals are adjusted to account for volatility in global markets over time. Based on the signals, the Fund’s Trend strategy portfolio is constructed and trades are executed (with further adjustments made to trade allocations in order to address portfolio risk, diversification and expected returns in each asset class).

The Fund’s Trend strategy currently trades more than 100 types of futures contracts and 17 various forwards contracts across four primary asset classes: equities, commodities, fixed income and currencies. The number of contracts may increase or decrease from time to time. Specific sub-sets of these asset classes will encompass equity securities, spot currencies and forward foreign exchange contracts, government and corporate debt securities, interest rate instruments, stock indices, precious metals and traditional and base industrial commodities. Specific types of instruments that the Fund may purchase across these asset classes will include, among others, (i) forward and futures contracts (as noted above), (ii) covered and uncovered options on futures or securities, (iii) swap transactions involving equity securities or other instruments, (iv) commodity spot market contracts, (v) contracts for differences, (vi) interest rate, volatility and credit derivatives; and (vii) foreign exchange forward contracts. These instruments may be listed or unlisted and rated or unrated, and derivative instruments may be exchange-traded or bought and sold over-the-counter.

In constructing the Trend strategy portfolio, GSA aims to maximize the strategy’s “information ratio” by allocating risk among managed futures positions primarily among four asset categories – equities, commodities, fixed income and currencies – although the portfolio will not be exclusive to only these asset classes. The “information ratio” for the Trend strategy portfolio is a measure composed of multiple factors that impact how GSA will allocate the portfolio among asset classes, and takes into consideration factors including (i) the signals generated and relative weightings of signals within an asset class; (ii) volatility within an asset class, (iii) correlations among asset classes traded, and (iv) trading costs. In managing the Trend strategy portfolio, GSA expects to rebalance it daily, although not every change in signals or a change in volatility will trigger an additional trade or putting on of a position. GSA’s Trend strategy portfolio construction process also imposes various limits on the sizing of positions relative to each asset class trading volume, in an effort to maintain overall strategy liquidity.

GSA monitors the signals generated by the trading model to prevent trading unless the signals are significant to justify new or modified positions in the portfolio, which GSA believes is prudent in managing transaction costs. The Trend strategy also benefits from GSA’s centralized monitoring technologies across the portfolio, which include (i) automation of task schedules, including a system to raise and escalate alerts should any tasks fail to run as expected; (ii) a range of real-time risk limits automatically monitored by GSA’s trade routing system; and (iii) use of graphical user interfaces for monitoring the portfolio, which provides GSA’s research team interactive analytics for drilling down in real-time on the portfolio’s performance and execution statistics. The breadth of contracts traded across varied asset classes, and the anticipated volume of identified trends, and in turn trade signals generated by the Trend strategy, will generate high trading and turnover levels within the Trend strategy portfolio at times.

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Prior Performance of Trend Strategy Managed by GSA. GSA manages the GSA Trend Strategy, an investment strategy with substantially similar objectives and strategies to the Trend strategy that is managed by GSA as sub-adviser to the Fund.

The following tables set forth performance data relating to the historical performance of the GSA Trend Strategy, which represents the composite performance of all accounts managed by GSA having investment objectives, policies, strategies and risks substantially similar to those employed by GSA as sub-adviser in respect of the Trend strategy. These accounts include a private fund account managed by GSA, which is the longest running account included in the performance data shown below, and other GSA client accounts that pursue the GSA Trend Strategy. The data, which has been provided by GSA, is intended to illustrate the past performance of GSA in managing the GSA Trend Strategy, a substantially similar investment strategy to the Fund’s Trend strategy. The performance data below is measured against the SG Trend Index and does not represent the performance of the Fund.

The composite performance data of the GSA Trend Strategy is presented on an adjusted (i.e., pro forma) basis to reflect performance as adjusted for the fees and expenses as applicable to Class I Shares of the Fund, subject to the Fee Waiver, but exclusive of any Acquired Fund Fees and Expenses, rather than presented to reflect the fees and expenses as actually apply to the various accounts managed by GSA that comprise the composite performance. The GSA Trend Strategy, as managed for GSA’s other managed accounts, is not subject to the various diversification requirements, specific tax restrictions and limitations on the amount of leverage employed (and corresponding requirements to segregate assets to cover leveraged investments), and other investment limitations which are imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Code. Consequently, the performance results for other accounts managed by GSA pursuant to its GSA Trend Strategy could have been adversely affected if the strategy had been operated as a registered investment company under the federal securities laws. The method used to calculate the performance of the other accounts managed pursuant to GSA’s Trend Strategy differs from the Securities and Exchange Commission’s standardized method of calculating performance, and may produce different results.

As noted above, the adjusted (i.e., pro forma) performance presented below reflects on a composite basis the performance of GSA’s Trend Strategy, as adjusted for fees and expenses attributable to Class I shares of the Fund. If such performance had been presented based on the estimated fees and expenses of Class A or Class N shares of the Fund, returns would have been lower. You should not consider the past performance of the GSA Trend Strategy, as represented in the tables below, as being indicative of the future performance of the Fund. The adjusted (i.e., pro forma) performance presented below for other accounts similarly-managed by GSA pursuant to its Trend Strategy is shown on a net basis, and the results include the reinvestment of dividends and capital gains.

The charts below show the (a) net monthly historical returns, (b) net annual historical returns and (c) and average annual historical performance, in each instance reflecting composite performance of other accounts traded by GSA pursuant to its Trend Strategy, for the periods shown, adjusted to reflect the fees and expenses of the Fund as described above. Rates of return are asset-weighted and calculated taking into account any changes in capital (i.e., adjusted for subscriptions and redemptions during the period) among the various accounts reflected within the composite performance presentation below.

Net Annual Returns*

Name	2013[1]	2014	2015	2016	2017[1]	2018
GSA Trend Strategy	2.18%	31.96%	14.67%	-2.98%	-3.64%	-5.05%
SG Trend Index[2]	5.37%	19.70%	0.04%	-6.14%	2.20%	-3.23%
Barclay CTA Index[3]	1.23%	7.61%	-1.50%	-1.23%	0.70%	-1.42%
(1)	Partial year performance. GSA commenced trading its Trend Strategy September 2, 2013. Annual return data through September2018 for the GSA Trend Strategy, SG Trend Index and Barclay CTA Index (estimated in September 2018). GSA Trend Strategy Performance uses performance of Altegris GSA Trend Strategy starting April 1, 2017.
(2)	The Societe General (SG) Trend Index (f.k.a. SG Trend-Sub Index) is designed to track the 10 largest (by assets under management) trend following commodity trading advisors (CTAs) and be representative of the trend followers in the managed futures space. Managers must meet the following criteria must: (i) be open to new investment; (ii) report returns on a daily basis; (iii) be an industry recognized trend follower as determined at the discretion of the SG Index Committee; and (iv) exhibit significant correlation to trend following peers and the SG Trend Indicator. The SG Trend Indicator is a market-based performance indicator designed to have a high and stable correlation to the returns of trend following strategies. The SG Trend Index is equally weighted, and rebalanced and reconstituted annually.
(3)	The Barclay CTA Index is representative of the performance of the over 500 commodity trading advisors which are included in the calculation of the index for 2016. The Barclay CTA Index is equally weighted and rebalanced at the beginning of each year. To qualify for inclusion in the Barclay CTA Index, an advisor must have four years of prior performance history. Additional programs introduced by qualified advisors are not added to the index until after their second year. These restrictions, which offset the high turnover rates of advisors as well as their artificially high short-term performance records, improve the accuracy and reliability of the Barclay CTA Index.

Average Annual Performance*

For the period ending 9/30/18	GSA Trend Strategy	SG Trend Index	Barclay CTA Index
1 Year	2.78%	4.22%	0.98%
Since Inception[1]	6.44%	3.16%	1.00%
(1)	GSA commenced trading its Trend Strategy September 2, 2013.
*	Asset-weighted performance refers to the presentation of the returns of multiple accounts on a weighted average basis – meaning that the size of each account’s assets is factored into the relative weight each account’s performance represents within the overall composite (rather than using a simple arithmetic average for all accounts).
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Net Monthly Returns* – GSA Trend Strategy

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2013[1,2]									-3.60%	0.34%	6.10%	-0.43%	2.18%
2014	-4.86%	1.53%	-0.20%	3.58%	1.35%	2.60%	-1.12%	4.48%	7.59%	0.63%	8.58%	4.66%	31.96%
2015	12.18%	0.11%	3.11%	-4.47%	1.96%	-3.97%	6.80%	-1.99%	3.37%	-3.07%	4.59%	-3.49%	14.67%
2016	6.66%	1.27%	-4.62%	-2.95%	-4.66%	7.85%	1.49%	-3.42%	2.30%	-4.46%	-0.88%	-0.60%	-2.98%
2017[2]	-0.91%	1.94%	-3.03%	-3.54%	-3.15%	-3.25%	0.00%	8.38%	-2.22%				-3.64%
(1)	GSA commenced trading its Trend Strategy September 2, 2013.
(2)	Partial year performance. Altegris GSA Trend Strategy Fund returns used starting April 1, 2017.

ALTEGRIS MANAGED FUTURES STRATEGY FUND – SUB-ADVISERS AND STRATEGIES

Crabel Capital Management, LLC (“Crabel”)

The Adviser has entered into a trading advisory agreement with Crabel to manage a portion of the Managed Futures Fund’s assets allocated to the Managed Futures strategy, pursuant to two separate strategies: the Crabel Advanced Trend Strategy and the Crabel Gemini Strategy. Crabel is entitled to receive a monthly trading fee on its portion of the Fund’s average daily net assets and is paid by the Adviser, not the Fund. Crabel is a Wisconsin limited liability company, with its principal place of business located at 10250 Constellation Boulevard, Suite 2650, Los Angeles, CA 90067. Crabel is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity trading advisor (“CTA”) and a commodity pool operator (“CPO”) and is a member of the National Futures Association (“NFA”) in such capacity. Crabel is also registered with the Securities and Exchange Commission as an investment adviser.

The Crabel Advanced Trend Strategy is a portfolio of systematic trading strategies designed to efficiently capture long-term trend following returns across a diverse set of global futures and foreign exchange instruments. The program aims to generate greater alpha and deliver a more competitive risk-adjusted return than the broader trend following industry. In pursuing this objective, Crabel employs multiple price-based strategies engineered to identify continuations in price movement. The strategy seeks to mitigate downside risk by dynamically sizing trades relative to market volatility, actively employing the use of stops on all trades throughout the portfolio, and effectively diversifying overall portfolio volatility across market sectors and geographic regions.  The Crabel Gemini Strategy is a systematic portfolio of predominantly short holding period strategies designed to target market inefficiencies across a broadly diversified set of global futures and foreign exchange instruments with an average holding period of approximately 10 days. The portfolio is deliberately structured to provide low correlation to all asset classes and offers a unique source of returns with over 40 differentiated and stand-alone strategy frameworks composing the strategy. The program seeks to mitigate downside risk by dynamically sizing trades relative to market volatility, actively employing the use of stops on all trades throughout the portfolio, and effectively diversifying overall portfolio volatility across market sectors and geographic regions.

Centurion Investment Management, LLC (“Centurion”)

The Adviser has entered into a trading advisory agreement with Centurion to manage a portion of the Managed Futures Fund’s assets allocated to the Managed Futures strategy, pursuant to the Centurion Short Term Trading Strategy. Centurion is entitled to receive a monthly trading fee on its portion of the Fund’s average daily net assets and is paid by the Adviser, not the Fund. Centurion is a Delaware limited liability company with its principal place of business located at 7 Times Square, 37th Floor, New York, NY 10036. Centurion is registered with the CFTC as a CTA and a CPO and is a member of the NFA in such capacity

Centurion is a systematic CTA focused on short-term investment strategies. The Short Term Trading Strategy Centurion pursues on behalf of the Fund is a short-term systematic trading strategy which seeks to capitalize on intraday to 2-day momentum and mean-reversion price patterns. The strategy is traded across a broad cross-section of liquid global futures markets within the equity indices, commodities, interest rates and foreign exchange sectors. The manager applies risk management techniques designed to manage profits and losses and limit daily, weekly and monthly drawdowns. Centurion seeks to generate risk-adjusted returns with low correlation to traditional and other alternative asset classes.

GSA Capital Partners (“GSA”)

For a complete biography for GSA, please see the above section, Altegris GSA Trend Strategy Fund Sub-Adviser and Strategy section.

Millburn Ridgefield Corporation (“Millburn”)

The Adviser has entered into an investment sub-advisory agreement with Millburn to manage a portion of the Managed Futures Fund’s assets allocated to the Managed Futures strategy, pursuant to the Millburn Core Markets (“MCOR”) Strategy. Millburn is entitled to receive a monthly sub-advisory fee on its portion of the Fund’s average daily net assets and is paid by the Adviser, not the Fund. Millburn is a Delaware corporation located at 411 West Putnam Avenue, Suite 305, Greenwich, CT 06830. Millburn is registered as a CTA and a CPO with the CFTC and is a member of the NFA in those capacities. Millburn is also registered with the SEC as an investment adviser. Millburn has been an approved swaps firm with the NFA since December 26, 2012. Information regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and Millburn with respect to the Managed Futures Fund is available in the Fund’s latest annual report to shareholders dated June 30, 2018.

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Millburn’s MCOR strategy trades approximately 50 highly liquid global financial and commodity futures and FX forward markets. Millburn invests globally pursuant to its proprietary quantitative and systematic trading methodology, based upon signals generated from an analysis of price, price-derivative, fundamental and other quantitative data. Millburn’s MCOR strategy is 100% quantitative and systematic and utilizes a multi-factor approach and advanced statistical learning techniques. Each market is traded using a diversified set of trading systems, which may be optimized for groups of markets, sectors or specific markets.

PhaseCapital LP (“PhaseCapital”) (Managed Futures Fund)

The Adviser has entered into an investment sub-advisory agreement with PhaseCapital to manage a portion of the Managed Futures Fund’s assets allocated to the Managed Futures strategy, pursuant to the PhaseCapital Dynamic Global Strategy Program. PhaseCapital is entitled to receive a monthly sub-advisory fee from the Adviser in respect of its portion of each of the Manage Futures Strategy Fund’s average daily net assets, and is paid by the Adviser, not the Funds. PhaseCapital is a Delaware limited liability company with its principal place of business located at 14th Street, 4th Floor, New York, NY 10014. PhaseCapital is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser. Information regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and PhaseCapital with respect to the Managed Futures Fund is available in the Fund’s annual report to shareholders, dated June 30, 2018.

PhaseCapital is a quantitative macro manager that allocates capital across the equity, fixed income and commodity asset classes. In deploying the Dynamic Global Macro Fund Strategy Program on behalf of the Fund, PhaseCapital implements an active, quantitative investment style that utilizes systematic macroeconomic signals to set the level of portfolio risk and diversifies across and within asset classes using a proprietary risk factor framework. It then utilizes real-time trading data to continuously measure volatility, correlation and liquidity across financial markets. The portfolio constructed for the Fund pursuant to this strategy is continuously rebalanced across asset classes based on its assessment of market risk. PhaseCapital’s investment universe is comprised of broad asset classes such as index futures, government securities, commodity futures contracts and exchange-traded funds.

QMS Capital Management LP (“QMS”)

The Adviser has entered into an investment sub-advisory agreement with QMS to manage a portion of the Managed Futures Fund’s assets allocated to the Managed Futures strategy, pursuant to QMS’ Financials-Only Global Macro Strategy (“FOGM”). QMS is entitled to receive a monthly sub-advisory fee on its portion of the Fund’s average daily net assets and is paid by the Adviser, not the Fund. QMS is a Delaware limited partnership, located at 240 Leigh Farm Road, Suite 450, Durham, NC 27707. QMS is registered as a CTA and a CPO with the CFTC and is a member of the NFA in those capacities. QMS is also registered with the SEC as an investment adviser. Information regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and QMS with respect to the Managed Futures Fund is available in the Fund’s latest annual report to shareholders, dated June 30, 2018.

In pursuing the FOGM strategy on behalf of the Managed Futures Fund, QMS applies a quantitative, systematic, long/short investment program, which is diversified across asset classes, conceptual investing themes, modeling approaches, and trading time-horizons. The strategy currently trades in highly liquid global financial futures and forwards, including equity indices, sovereign rates/bonds, and currencies. QMS implements the strategy in accordance with portfolio risk management and optimization processes managed at the individual model level, the thematic level, the asset class level, and the portfolio level.

Three Rock Capital Management Limited (“Three Rock”)

The Adviser has entered into a trading advisory agreement with Three Rock to manage a portion of the Managed Futures Fund’s assets allocated to the Managed Futures strategy, pursuant to Three Rock’s Global Macro Program Strategy. Three Rock is entitled to receive a monthly trading fee on its portion of the Fund’s average daily net assets and is paid by the Adviser, not the Fund. Three Rock is a limited company under Irish law, located at 149 Francis Street, Dublin 8, Ireland. Three Rock is registered as a CTA and a CPO with the CFTC and is a member of the NFA in those capacities. Information regarding the basis for the Board of Trustees’ approval of the trading advisory agreement between the Adviser and Three Rock with respect to the Managed Futures Fund is available in the Fund’s latest annual report to shareholders, dated June 30, 2018.

Three Rock’s Global Macro Program strategy is focused on identifying macroeconomic and market trends to select short-term trading opportunities. The strategy combines a high level macro analysis with a short-term, tactical trading approach in which markets are identified on which to focus investment attention through macroeconomic research and the observation of price movements. Three Rock implements the strategy on behalf of the Fund through the major liquid futures markets, with a focus on currencies of major, industrialized nations (i.e., G10 currencies).

SUBSIDIARY: Although each Fund may make strategy investments directly, each will also execute its strategy, in part, by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary of the respective Fund. Dependent on the strategy(ies) being traded by its parent Fund, the Subsidiary will invest the majority of its assets in any combination of commodities and both financial and non-financial futures, Underlying Pools, (in respect of the Futures Evolution Fund), derivatives, structures products or other investments intended to serve as margin or collateral for derivatives positions, as necessary. By investing in commodities indirectly through its Subsidiary, each Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, each Subsidiary is expected to provide the relevant Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Subchapter M requires, among other things, that at least 90% of a Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). A Fund will make investments in certain commodity-linked derivatives through its Subsidiary because income

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from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if a Fund invests in the derivative directly. With respect to income from a Fund’s investment in its Subsidiary, the Fund will rely upon Section 851(b) of the Code and rules thereunder to assure compliance with the limitations of the federal tax requirements of Subchapter M of the Code. Because each Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, each Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to a Fund may also include the Fund’s Subsidiary. Each Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as its related Fund, to the extent applicable.

Each Fund and its related Subsidiary are “commodity pools” under the U.S. commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). Compliance with new regulatory requirements could increase the Fund’s expenses.

TEMPORARY DEFENSIVE INVESTMENTS: To respond to adverse market, economic, political or other conditions, a Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. Such investments may be inconsistent with a Fund’s principal investment strategies. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the Fund may not be able to achieve its investment objective.

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

The following risks may apply to a Fund’s direct investments as well the Fund’s indirect risks through investing in Underlying Pools, or its Subsidiary.

RISKS	FUTURES EVOLUTION	GSA TREND STRATEGY	MANAGED FUTURES
ABS, MBS and CMBS Risk	X
Changing Fixed Income Market Conditions	X		X
Commodity Risk	X	X	X
Counterparty Risk	X	X	X
Credit Risk	X	X	X
Currency Risk	X		X
Defaulted Securities Risk			X
Derivatives Risk	X	X	X
Emerging Market Risk	X
Exchange Traded Fund and Closed-End Fund Risk	X		X
Extension Risk		X	X
Fixed Income Risk	X	X	X
Foreign Currency Risk	X	X	X
Foreign (Non-U.S.) Exchange Risk	X	X	X
Foreign (Non-U.S.) Investment Risk	X	X	X
Inflation Indexed Bond Risk			X
Interest Rate Risk	X		X
Issuer-Specific Risk	X	X	X
Junk Bond Risk	X
Leverage Risk	X		X
Liquidity Risk	X	X	X
Loan Risk	X		X
Management Risk	X	X	X
Market Risk	X	X	X
Non-Diversification Risk		X
Options Risk	X		X
Other Investment Companies Risk	X
Portfolio Turnover Risk		X	X
Preferred Stock Risk	X
REIT Risk	X
Restricted Securities	X
Short Position Risk	X
Structured Products and Structures Notes Risk	X		X
Taxation Risk	X	X	X
Underlying Pool Risk	X
U.S. Government Securities Risk		X	X
Volatility Risk	X	X	X
Wholly-Owned Subsidiary Risk	X	X	X

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ABS, MBS and CMBS Risk: ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default. Because ABS are typically backed by consumer loans, their default rates tend to be sensitive to the unemployment rate and overall economic conditions. MBS default rates tend to be sensitive to these conditions and to home prices. CMBS default rates tend to be sensitive to overall economic conditions and to localized commercial property vacancy rates and prices. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. Additionally, ABS, MBS and CMBS are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increases and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods.

•         Prepayment, Extension and Redemption Risks: MBS reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner. When a prepayment happens, a portion of the MBS which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. MBS are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. The value of inverse floaters and interest-only and principal-only MBS is especially sensitive to interest rates and prepayment rates. In addition, an MBS security may be subject to redemption at the option of the issuer. If an MBS held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Changing Fixed Income Market Conditions: Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve reduces Quantitative Easing, the risk increases that interest rates across the U.S. financial system may rise. Any future interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fun to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Commodity Risk: Each Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility and less liquid than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes, and other derivate instruments that provide exposure to the investment returns of the commodities markets may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Counterparty Risk: A Fund may enter into various types of derivative contracts as described below in this section under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to a Fund.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments, resulting in losses to a Fund. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the respective Fund. Lower credit quality also may affect liquidity and make it difficult for the respective Fund or an Underlying Pool to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the defaulting Fund or an Underlying Pool to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists in foreign exchange or derivative contracts, because the counterparty may not be able or may choose not to perform under the contract. Investments in foreign currency contracts, or other over-the-counter derivative instruments (including options), involve credit risk with regard to the party with which it trades and also the risk of settlement default. These risks may differ materially from risks associated with transactions effected

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on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund or Underlying Pool to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent a Fund or an Underlying Pool deals with a limited number of counterparties, the respective Fund will be more susceptible to the credit risks associated with those counterparties. The Funds are neither restricted from dealing with any particular counterparties nor from concentrating any or all of its transactions with one counterparty except that each Funds does not invest more than 25% of its assets in derivatives with any one counterparty. The ability of the Funds to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Funds.

Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. An Underlying Pool may also take short positions, through derivatives, if the Underlying Pool manager believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Underlying Pool sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Underlying Pool must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Defaulted Securities Risk: Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in Emerging Markets Countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Derivatives Risk: Futures, options, options on futures, swaps and structured notes involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives subject to regulation by the Commodity Futures Trading Commission (“CFTC”) by Underlying Pools may be subject to certain rules of the CFTC. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

•	Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, if any, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the sub-advisers and certain Underlying Pools will employ nominal futures trading levels that will exceed their cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate its portfolio position when it would not be advantageous to do so in order to satisfy its swap obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify Funds’ potential for gain or loss and, therefore, amplify the effects of market volatility on the Funds’ share prices. To the extent that a Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations. Furthermore, valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
•	Liquidity Risk: Although it is anticipated that the derivatives traded by the Funds and Underlying Pools will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Funds or Underlying Pools from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading, day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the CFTC, which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.
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  Risk of Options: There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Because option premiums paid or received by the Fund indirectly through Underlying Pools are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities. Purchased put options may decline in value due to changes in value of the underlying reference asset.
  Risk of Forward and Futures Contracts: The successful use of forward and futures contracts draws upon a Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect a Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
  Tax Risk: The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and be subject to future legislature, regulation or administrative pronouncements issued by the Code.

Emerging Market Risk: In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Exchange Traded Fund and Closed-End Fund Risk: Each of the Funds may invest in Exchange Traded Fund (“ETFs”), and the Futures Strategy Fund may also invest in Closed-End Funds (“CEFs”) as part of its principal investment strategies. ETFs and CEFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and CEFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs and CEFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF and CEF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs and CEFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF and CEF shares depends on the demand in the market, the adviser or sub-adviser (as applicable) may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. Each ETF and CEF is subject to specific risks, depending on the nature of its investment strategy. These risks could include liquidity risk, sector risk and emerging market risk. In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives. ETFs in which the Funds invest will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Funds invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Extension Risk: Refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Fixed Income Risk: When a Fund invest in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by a Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign (Non-U.S.) Exchanges Risk: A portion of the derivatives trades made by Underlying Pools may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

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Foreign (Non-U.S.) Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Inflation-Indexed Bond Risk: Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Interest Rate Risk: Interest rate risk refers to the change in value of debt instruments associated with increases in interest rates. Interest rate changes may affect the value of a debt security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to increases in interest rates than a fund with a shorter average portfolio duration. For example, the price of a bond fund with an average duration of eight years would generally be expected to fall approximately 8% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are extremely sensitive to interest rate changes. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of an Underlying Pool will be dependent on the success of the Managed Futures strategies used by its manager or managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

Junk Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Leverage Risk: The Fund, directly or indirectly via the Subsidiary’s investments, or through gained exposure to Underlying Pools (via derivatives or structures products), will use derivatives to increase its long and short exposure creating leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. The use of leverage may cause an Underlying Pool to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage by an Underlying Pool may also result in higher indirect expenses of the Fund than those of mutual funds that do not invest in securities that use such techniques. With respect to investments in Underlying Pools, however, the Fund cannot lose more than its investment in an Underlying Pool because the Fund is not legally liable for an Underlying Pool’s derivative or other obligations. The Fund’s use of swap contracts or futures contracts involves indirect leverage because swap contract payments are based upon notional value rather than the amount invested. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

Liquidity Risk: The Fund is subject to liquidity risk. Liquidity risk exists when particular investments of the Fund or an Underlying Pool would be difficult to purchase or sell, possibly preventing the Fund or an Underlying Pool from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund or Underlying Pool to dispose of other investments at unfavorable times or prices in order to satisfy obligations. A portion of the Fund’s assets will be invested in the Underlying Pools, the securities of which may or may not be traded on public or electronic exchanges. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

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Loan Risk: Investments in bank loans may subject the Funds to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Management Risk: The net asset value of the Fund change daily based on the performance of the securities and derivatives in which it invests. The Adviser’s and a sub-adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of a sub-adviser may also prove incorrect and may not produce the desired results. There can be no assurance that either the securities selected by the Adviser or a sub-adviser will produce positive returns.

Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities and swaps in which the Fund invests. The Fund invests in securities and swaps, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives, including those held by Underlying Pools (as applicable), may rise or fall because of economic or political changes and result in greater volatility for the Fund. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund may also invest in Underlying Pools and ETFs that are non-diversified. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

Other Investment Companies Risk: Other investment companies are subject to their own expenses which will be indirectly paid by the Fund. The cost of investing in the Fund will be higher than the cost of investing directly in the other investment companies and may be higher than funds that invest directly in only stocks and bonds. Other investment companies are subject to their own specific risks, depending on the nature of the strategies they pursue.

Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Preferred Stock Risk: The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

REIT Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs and mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

Risk of Options (Futures Evolution and Managed Futures Funds only): Because option premiums paid or received by the Fund indirectly through Underlying Pools are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities. The value of options may be volatile and depends upon the value of the reference asset or assets.

Short Position Risk: The Fund’s long position could decline in value at the same time that the value of short positions held directly or indirectly (e.g., via exposure to an Underlying Pool) by the Fund increase, thereby increasing the Fund’s overall potential for loss. The Fund’s direct or indirect short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on short positions, whether held directly or indirectly, is theoretically unlimited. The Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. Market factors may prevent the Fund (or an Underlying Pool it is exposed to) from closing out a short position at the most desirable time or at a favorable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at the same that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

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Structured Products and Structures Notes Risk: There is a risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based. Structured products include, among other things, fund-or equity-linked call options, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes. Structured products and structured notes involve risks different from, or possibly greater than, the risks associated with traditional investments. These risks include (i) the risk that the issuer may default; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the product or note may not correlate perfectly with the underlying assets, rate or index. Structured product and structured note prices may be highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

•	Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default, (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
•	Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Investments in structured notes involves risks different from, or possibly greater than, the risks associated with investing traditional securities including:
•	Leverage and Volatility Risk: Structured notes ordinarily have leverage inherent in their terms. Accordingly, a relatively small movement in an index to which structured note is linked may result in an immediate and substantial loss;
•	Liquidity Risk: Although it is anticipated that the structured notes will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations;
•	Tracking Risk: Structured notes may not be perfect substitutes for the securities, commodities or currencies they are intended to track. Factors such as differences in supply and demand for certain structured note-related derivatives and indices may cause structured note returns to deviate from the Adviser’s expectations. Consequently, structured note returns may not be highly correlated to the securities commodities or currencies they are intended to track; and
•	Interest Rate Risk, Credit Risk and Market Risk: Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.

Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. The subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received by from its investments, will be passed through to the Fund as ordinary income and reflected on shareholders’ tax Forms 1099 as such.

Underlying Pool Risk: The Altegris Futures Evolution Strategy Fund may invest a portion of its assets directly or gain exposure indirectly (through derivatives) in Underlying Pools. Investing through Underlying Pools entails a number of risks including:

•	Strategies Risk: Underlying Pools will employ various active strategies that will trade in one or a combination of: (a) futures, options, forwards or spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices; (b) equity securities; (c) fixed income securities; (d) foreign exchange instruments; and/or (e) financial derivative contracts including swaps or structured notes. Each Underlying Pool is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities, commodities and other derivatives.
•	Additional Risk: The strategy of investing in Underlying Pools could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain restrictions on the acquisition of Underlying Pools by the Fund may prevent the Fund from allocating investments in the manner the Adviser considers optimal.
•	Leverage and Volatility Risk: Each Underlying Pool normally uses leverage (through notional funding, as described below) to increase the level of its trading and its exposure to certain strategies. The use of leverage by the Underlying Pools increases their volatility and will magnify any losses by an Underlying Pool. Because the Fund may invest directly or gain exposure indirectly (through derivatives) in leveraged securities (shares of the Underlying Pools), the volatility and risk of loss by the Fund may also be magnified. With respect to investments in Underlying Pools, however, the Fund cannot lose more than its investment in an Underlying Pool because the Fund is not legally liable for an Underlying Pool’s derivative or other obligations.
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•	Notional Funding Risk: Underlying Pools may use a form of leverage often referred to as “notional funding” – that is the nominal trading level for an Underlying Pool will exceed the cash deposited in its trading accounts. For example if an Underlying Pool manager wants the Underlying Pool to trade a $10,000,000 commodity futures portfolio (the “nominal trading level”) the Underlying Pool’s margin requirement may be $500,000. The Underlying Pool can either deposit $10,000,000 to “fully fund” the account or can deposit only a portion of the $10,000,000, provided that the amount deposited meets the account’s ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of an Underlying Pool. In addition, the leverage may make an Underlying Pool subject to more frequent margin calls. However, additional funds to meet margin calls are available only to the extent of an Underlying Pool’s assets and not from the Subsidiary or the respective Fund. Underlying Pool management fees are based on the nominal trading level and not the cash deposited in the trading account. For illustration purposes only, assume an Underlying Pool has assets of $50 million and has engaged a single investment manager to trade commodity futures on its behalf. The Underlying Pool is notionally funded and uses a nominal trading level of $200 million. The Underlying Pool pays its manager an annual management fee of 1% of the nominal account size, or $2,000,000. While the management fee represents 1% of the nominal account size ($200 million), the management fee represents 4% of the cash deposited ($50 million) in the Underlying Pool’s futures trading account.
•	Cross Liability Risk: Underlying Pools in which the Funds invests directly or gain exposure to indirectly (through derivatives) may issue multiple share classes without limited recourse protection between and among each share class, rendering it possible that an investor in one share class could be negatively impacted by losses attributable to another share class in which the investor did not participate. Such potential cross-class liability will arise if the liabilities referable to one share class exceed the assets referable to that class, prompting the Underlying Pool, as issuer of the share classes, to satisfy the excess liabilities using assets referable to other share classes. In such Underlying Pools, share class designations do not offer protection for investors in one class of shares against creditors of the Underlying Pool or of any other share classes issued by the Underlying Pool.
•	Fees: Your cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Pool and may be higher than other mutual funds that invest directly in the types of derivatives held by the Underlying Pools. In addition to the Fund’s direct fees and expenses, you will indirectly bear fees and expenses charged by the Underlying Pools, including commodity brokerage commissions and operating expenses. Each Underlying Pool will pay management and performance based fees to its manager. For certain Underlying Pools that primarily trade futures contracts, management fees may be based on the leveraged account size and not the actual cash invested in the Underlying Pool. Performance fees will range from 15% to 25% of each Underlying Pool’s returns and are computed for each Underlying Pool without regard the performance other Underlying Pools. Accordingly, the Fund’s expenses may, indirectly reflect performance fees paid by an Underlying Pool to a manager with positive investment performance, even if another Underlying Pool (which may employ the same manager), or the Fund overall, has negative returns.

U.S. Government Securities Risk: Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities. The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect a Fund’s ability to achieve its investment objectives. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. The downgrade by S&P and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by a Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on a Fund’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value of short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Fund, by investing in its Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls its Subsidiary. The investments of the Fund and its Subsidiary are both managed by the Fund’s Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Trust’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, the Adviser, in managing the Subsidiary’s portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and its Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

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PORTFOLIO HOLDINGS DISCLOSURE: A description of each Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information. The Funds may, from time to time, make available month-end portfolio holdings information on the website www.altegris.com, which may also include information about a Fund’s investments in securities of Underlying Pools, swaps, structured notes or other investments, and the investment managers accessed through such investments. If month-end portfolio holdings information is posted to the website, the information is expected to be approximately 30 days old and remain available until new information for the next month is posted. Shareholders may request publicly available portfolio holdings schedules at no charge by calling 1-877-772-5838. The Adviser may make available certain information about each Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, a Fund’s portfolio characteristics data; currency and sector exposures; a Fund’s asset class and instrument exposures; and a Fund’s performance attribution, by posting such information on the website www.altegris.com or upon reasonable request made to the Fund or the Adviser.

Cybersecurity: The computer systems, networks and devices used by each Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by each Fund and its service providers, systems, networks, or devices potentially can be breached. A Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate their NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT

INVESTMENT ADVISER: Altegris Advisors, L.L.C., 1200 Prospect Street, Suite 400 La Jolla, CA 92037, serves as investment Adviser to the Funds. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of each Fund’s investment portfolio including through the sub-adviser. The Adviser is responsible for selecting each Fund’s sub-adviser and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. Additionally, the Adviser is responsible for conducting initial and ongoing independent evaluation of asset allocation, Underlying Pools and their managers, selection of swap or structured note counterparties, and oversight of the sub-adviser’s fixed income investments. The Adviser was established in 2010 for the purpose of advising mutual funds. As of June 30, 2018, the Adviser had approximately $2.5 billion in assets under management.

Distributed by Altegris Investments, Altegris Advisors is an affiliate of Altegris Investments. The asset management division of Artivest, Altegris Advisors is a CFTC-registered commodity pool operator, NFA member, and SEC registered investment adviser that sponsors and/or manages a platform of alternative investment products. All brokerage services are provided by Altegris Investments, LLC, a SEC-registered broker-dealer and member of FINRA/SIPC. An investment and technology solutions provider, Artivest is powering the future of alternative investing. The Artivest digital alternative investment platform connects a wider audience of suitable investors and their advisors with investment funds offered by premier alternative asset managers. Artivest remains privately held by its employees and renowned outside investors, including Aquiline Capital Partners, Genstar Capital, KKR, and Thiel Capital.

Pursuant to an advisory agreement between each Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to a percentage of each Funds’ average daily net assets in accordance with an advisory fee schedule which includes breakpoints according to the table below.

Futures Evolution Fund: During the fiscal year ended June 30, 2018, the Adviser earned $9,427,094 in advisory fees, of which $369.004 were waived, such that the Adviser earned an annual advisory fee in an amount equal to 1.50% of the Fund’s average daily net assets, but received an annual advisory fee equal to 1.44% of the Fund’s average daily net assets.

GSA Trend Strategy Fund: During the fiscal period ended June 30, 2018, the Adviser earned $667,226 in advisory fees, of which $269,806 were waived, such that the Adviser earned an annual advisory fee in an amount equal to 1.35% of the Fund’s average daily net assets, but received an annual advisory fee equal to 0.79% of the Fund’s average daily net assets.

Managed Futures Fund: During the fiscal year ended June 30, 2018, the Adviser earned $2,188,642 in advisory fees, of which $365,961 were waived, such that the Adviser earned an annual advisory fee in an amount equal to 1.50% of the Fund’s average daily net assets, but received an annual advisory fee equal to 1.25% of the Fund’s average daily net assets.

Advisory Fee Breakpoint Table

(Futures Evolution and Managed Futures)

Portion of Net Assets	Advisory Fee
$1 billion and less	1.50%
Greater than $1 billion and less than or equal to $1.5 billion	1.40%
Greater than $1.5 billion and less than or equal to $2.0 billion	1.30%
Greater than $2.0 billion and less than or equal to $2.5 billion	1.20%
Greater than $2.5 billion and less than or equal to $3.0 billion	1.10%
Greater than $3 billion	1.00%

Advisory Fee Breakpoint Table

(GSA Trend)

Portion of Net Assets	Advisory Fee
$400 million and less	1.35%
Greater than $400 million	1.20%

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund as described in the Fund Summary, until at least October 31, 2019, to ensure the total Fund operating expenses after fee waiver and reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; (vii) expenses incurred in connection with any merger or reorganization; and (viii) extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed certain levels. Waived fees and absorbed expenses are subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement with respect to the Futures Evolution Fund, GSA Trend Strategy Fund and Managed Futures Fund is available in the Fund’s annual shareholder report dated June 30, 2018.

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INVESTMENT ADVISER PORTFOLIO MANAGERS:

Matthew Osborne

Founder, Chief Investment Officer

Mr. Osborne is a Founder of the Adviser, and has served as its Chief Investment Officer since January 2016, and was previously its Executive Vice President since its founding in February 2010 to June 2015, and Co-President from June 2015, to January 2016. From July 2002 to December 2014, he also served as Director and Vice President of Altegris Funds. He also serves as a manager and Executive Vice President of Altegris Clearing Solutions and, until December 2014, of Altegris Futures. Mr. Osborne brings more than 29 years of international business and financial market experience to his role in directing the managed futures strategies and related strategic initiatives for the Adviser. Mr. Osborne was Director of Research for the Managed Investments Division of Man Financial. Previous to his role at Man Financial, Mr. Osborne served as Investment Manager for a family office in his native New Zealand where he was responsible for formulating investment policies and implementing a global asset allocation program that specialized in alternative investment strategies such as hedge funds and managed futures.

Eric Bundonis, CFA

Director of Research and Sourcing

Mr. Bundonis has served as Director of Research and Sourcing of the Adviser since November 2014 and served as Vice President until July 2015. From February 2012 to November 2014, Mr. Bundonis was Co-Director of Research and Investments of the Adviser. His responsibilities include portfolio management, manager sourcing, research, and due diligence across a wide variety of alternative strategies. Mr. Bundonis brings over 10 years of alternative investment experience. From July 2009 to January 2012, Mr. Bundonis served as Vice President, Senior Research Analyst for an affiliate of the Adviser. Prior to joining the Adviser in 2009, Mr. Bundonis was an Associate at OneCapital Management Partners in New York. As a member of OneCapital’s investment committee, Mr. Bundonis was responsible for identifying, selecting, and monitoring investments for multi-manager funds of hedge funds serving institutional and high net worth investors. Mr. Bundonis graduated from Middlebury College with a BA in History and attended the Post-Baccalaureate Program in Business at Columbia University. He is also a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Antolin Garza

Senior Research Analyst

With over 10 years of industry experience, Antolin Garza serves as Portfolio Manager and Senior Research Analyst for Altegris Advisors. His responsibilities include portfolio management, manager sourcing, research, and due diligence across a wide variety of alternative investment strategies. Mr. Garza has worked at Altegris since 2012, and has previously served as Associate Vice President, Senior Research Analyst and Research Analyst for Altegris Advisors. Prior to joining Altegris, Mr. Garza served as Research Analyst, Hedge Funds at New England Pension Consultants (NEPC) from December 2010 to November 2012. As a member of the NEPC hedge fund research team, he was responsible for performing due diligence on credit-oriented and fund of hedge fund managers, writing commentary on manager strategies, and preparing investment analysis and recommendations for the Firm’s Investment Committee. In addition to research responsibilities, Mr. Garza assisted in constructing hedge fund portfolios for implementation by institutional clients. Mr. Garza served in various capacities, including Hedge Fund Portfolio Analyst and Portfolio Analyst, at NEPC beginning in September 2008. Prior to NEPC, he was employed by State Street Corporation as a Bank Loan Specialist in the Senior Loan Services Group. Mr. Garza received a BBA in Finance from the University of Texas, San Antonio.

SUB-ADVISERS AND SUB-ADVISERS’ PORTFOLIO MANAGERS:

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND – SUB-ADVISER AND SUB-ADVISER PORTFOLIO MANAGERS

DoubleLine Capital LP:

DoubleLine Capital LP (“DoubleLine”®) is the Futures Evolution Fund’s investment sub-adviser and manages the Fixed Income strategies of such Fund. Founded in 2009, DoubleLine is located at 333 South Grand Avenue, 18th Floor, Los Angeles, California 90071. DoubleLine is registered with the SEC and as of June 30, 2018 managed approximately $120.2 billion for individuals and institutions, including other mutual funds.

A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and DoubleLine with respect to the Futures Evolution Fund is available in the Fund’s annual shareholder report dated June 30, 2018.

Jeffrey E. Gundlach

Chief Executive Officer

Jefrey E. Gundlach is the portfolio manager for the Fund’s sub-adviser. Mr. Gundlach is the founder, Chief Executive Officer and Chief Investment Officer of DoubleLine. Mr. Gundlach has been Chief Executive Officer and Chief Investment Officer of the sub-adviser since its inception in December 2009.

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ALTEGRIS GSA TREND STRATEGY FUND – SUB-ADVISER AND SUB-ADVISER PORTFOLIO MANAGER

GSA Capital Partners LLP:

GSA Capital Partners LLP (“GSA”), Stratton House 5 Stratton Street London W1J 8LA United Kingdom, serves as sub-adviser to GSA Trend and Managed Futures, and is responsible for the management of the portion of the Fund invested pursuant to the Trend Strategy. GSA is and has been registered as an investment adviser with the SEC since January 2006, and as of June 30, 2018, managed approximately $8.94 billion for investment funds and client managed accounts clients.

A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and GSA with respect to the Fund in Fund’s annual report dated June 30, 2018.

Pavel Zhlobich, PhD

Research

Pavel Zhlobich joined GSA in November 2012, primarily focuses on futures strategy research, and serves as GSA’s lead researcher for the Trend strategy. Prior to joining GSA, he worked in the Operational Research and Optimisation Group at the University of Edinburgh’s School of Mathematics. Mr. Zhlobich holds a PhD and a master’s degree in Applied Mathematics from the University of Connecticut, as well as an undergraduate degree in Applied Physics and Mathematics from the Moscow Institute of Physics and Technology. Pavel has also co-authored a number of research papers, published in top academic journals in his field.

Jonathan Hiscock

Founder, Chairman

Jonathan Hiscock founded GSA in February 2005 and in addition to his role as Chairman of GSA, he also manages the portfolio team responsible for GSA’s Trend strategy. Prior to establishing GSA, from September 2001 to February 2005, Mr. Hiscock was a Director, then Managing Director at DB Advisors, a unit of Deutsche Bank, where he managed both proprietary and client capital using systematic trading programs. Prior to joining Deutsche Bank, from May 1997 to September 2001, he was a Director in proprietary trading at Credit Suisse First Boston. Prior to that, from September 1995 to May 1997, he was an associate in quantitative research and proprietary trading at BZW. Mr. Hiscock graduated from the University of Oxford with a BA in Mathematics in 1995.

David Khabie-Zeitoune, PhD

Chief Executive Officer

David Khabie-Zeitoune joined GSA in April 2008 and in addition to CEO responsibilities, he also managed portfolio teams responsible for GSA’s Trend strategy. Prior to joining GSA, Mr. Khabie-Zeitoune traded European and Japanese systematic equity market-neutral strategies for four years at Brevan Howard. Previously, he co-founded a quantitative equity start-up hedge fund and worked in quantitative equity research at Credit Suisse First Boston, and quantitative risk management at Citigroup. He holds a PhD in Mathematical Finance from Imperial College, London, and masters and undergraduate degrees in Mathematics from the University of Cambridge. He started his career in financial markets in 1996.

ALTEGRIS MANAGED FUTURES STRATEGY FUND – SUB-ADVISERS AND SUB-ADVISER PORTFOLIO MANAGERS

Crabel Capital Management, LLC:

Crabel Capital Management, LLC (“Crabel”), 10250 Constellation Boulevard, Suite 2650, Los Angeles, CA 90067, serves as sub-adviser to the Managed Futures Fund. Crabel is registered with the CFTC as a commodity trading advisor and became a member of the NFA in March 1987, and is registered as a commodity pool operator since January 1999. Crabel is also registered with the Securities and Exchange Commission as an investment adviser since March 2017 and manages approximately $2.7 billion for institutional clients including commodity pools and managed account clients. Information regarding the basis for the Board of Trustees’ approval of the trading advisory agreement between the Adviser and Crabel with respect to the Managed Futures Fund is available in the Fund’s annual report to shareholders, dated June 30, 2018.

Grant Jaffarian

Portfolio Manager

Grant Jaffarian graduated from Wheaton College, IL with a double major in Economics and English in 2001. In 2010 Mr. Jaffarian received an MBA from University of Chicago. Mr. Jaffarian began his career at a Belgium based Analytic Investment Management, a high turnover futures manager acquired by Robeco Bank. Upon leaving Analytic Investment, Mr. Jaffarian founded Petra Intraday, a short term systematic emerging manager. In 2004, Mr. Jaffarian joined Efficient Capital Management, LLC where he served as Chief Investment Officer before departing in December 2012. Mr. Jaffarian founded AlphaTerra, LLC in April 2013 to work with the world’s most promising quant systematic trading strategies. In March 2014 AlphaTerra was acquired by Crabel Capital Management and Mr. Jaffarian assumed the role of Portfolio Manager for the Advanced Trend program. Mr. Jaffarian joined the Crabel Executive Committee in April 2016.

Michael Pomada, Co-Portfolio Manager of Crabel Gemini strategy and President and Chief Executive Officer of Crabel Capital Management, graduated from the University of California at Berkeley in 1997 and received his MBA from the University of Southern California with a concentration in investments and statistics.  Mr. Pomada began his career in the Interactive Entertainment industry in Sales and Business Development.  After completing his MBA,

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Mr. Pomada went to UBS before managing portfolios for Manchester Trading (Niederhoffer) & Coast Asset Management.  Upon joining Crabel in April 2008, Mr. Pomada managed an equity portfolio while assisting in the oversight of Crabel Equity Main strategies.  Mr. Pomada joined Crabel’s Executive Committee in June 2010 and became Chief Operating Officer in June 2011.  Mr. Pomada took an active role in helping Mr. Crabel lead the overall business and in July 2016 he was promoted to CEO and President.

Steve Wisdom, Co-Portfolio Manager of the Crabel Gemini strategy, graduated from Harvard College with a BA in Philosophy in 1983 with a focus on symbolic logic, and coursework in Math, Applied Math, Finance and Economics.  Prior to joining Crabel in January 2008, Mr. Wisdom was COO of Manchester Trading (Niederhoffer), with broad responsibility for trader management and development, research direction and oversight, technology and infrastructure, client and broker relations, and day-to-day derivatives trading and position management, during 2003-2007, 1990-1997 and 1983-1987.  Prior to rejoining Manchester Trading in 2003, Mr. Wisdom developed systematic and automated US equity trading strategies and tools at Deephaven Fund from 2000 to 2002, he traded futures, forex and energy markets for proprietary accounts of Societe Generale from 1998 to 1999, and he developed and implemented research and trading strategies at Trout Trading from 1988 to1989.  Mr. Wisdom joined Crabel’s Executive Committee in June 2010.

Centurion Investment Management, LLC:

Centurion Investment Management, LLC (“Centurion”), 200 South Executive Drive, Suite 101, Brookfield, WI 53005, serves as sub-adviser to the Managed Futures Fund.  Centurion is registered with the CFTC as a CTA and a CPO and is a member of the NFA in such capacity since 2010 and manages approximately $730.7M for fund of funds, family offices and institutional accounts. Information regarding the basis for the Board of Trustees’ approval of the trading advisory agreement between the Adviser and Centurion with respect to the Managed Futures Fund is available in the Fund’s annual report to shareholders, dated June 30, 2018.

Stefan Behling

Chief Investment Officer

Mr. Behling was the former Head of Trading at Crabel Capital Management (CCM) from 1997 - 2009. He was a member of the firm’s Executive, Operating and Research Committees. Upon departing CCM, he co-founded Centurion Investment Management, LLC in 2010. Mr Behling is responsible for all Trading, Research and Portfolio decisions at the firm. Mr Behling received a Bachelor of Science degree in Finance from Indiana University in 1996.

GSA Capital Partners (“GSA”)

For a complete biography for GSA, please see the above section, Altegris GSA Trend Strategy Fund Sub-Adviser and Sub-Adviser Portfolio Management.

Millburn Ridgefield Corporation:

Millburn Ridgefield Corporation (“Millburn”), 411 West Putnam Avenue, Suite 305, Greenwich, CT 06830, serves as sub-adviser to the Managed Futures Fund. Millburn has been registered as a CTA and a CPO with the CFTC since September 13, 1984 and July 1, 1982, respectively, and is a member of the NFA in those capacities. Millburn is also a registered investment adviser with the SEC since March 2002 and, as of June 30, 2018, managed approximately $6.3 billion in registered and unregistered pooled investment vehicles and managed accounts.

Barry A. Goodman

Co-Chief Executive Officer and Executive Director of Trading

Mr. Goodman is Co-Chief Executive Officer and Executive Director of Trading of Millburn Ridgefield Corporation and The Millburn Corporation, and serves as a member of Millburn Ridgefield Corporation’s Investment Committee. Mr. Goodman plays an integral role in business and product development, and in the strategic direction of the firm as a whole. Mr. Goodman joined Millburn Ridgefield Corporation and The Millburn Corporation (including its affiliate, Millburn Partners) in November 1982 as Assistant Director of Trading, and most recently thereafter served as Executive Vice-President of Millburn Ridgefield Corporation and The Millburn Corporation until November 1, 2015. His responsibilities include overseeing the firm’s trading operations and managing its trading relationships, as well as the design and implementation of trading systems. From September 1980 through October 1982, he was a commodity trader at the brokerage firm of E. F. Hutton & Co., Inc. (“E.F. Hutton”). At E.F. Hutton, he also designed and maintained various technical indicators and coordinated research projects pertaining to futures markets. Mr. Goodman graduated magna cum laude from Harpur College of the State University of New York in 1979 with a B.A. in economics. Mr. Goodman has also served as President and a Director of each entity of Millburn International, LLC (formed on November 18, 2010) and Millburn Asia, LLC (formed November 3, 2014) (together, “Millburn International Group”) since its inception.

Grant N. Smith

Co-Chief Executive Officer and Chief Investment Officer

Mr. Smith is Co-Chief Executive Officer and Chief Investment Officer of Millburn Ridgefield Corporation and The Millburn Corporation, and serves as a member of Millburn Ridgefield Corporation’s Investment Committee. He is responsible for the design, testing and implementation of quantitative trading strategies, as well as for planning and overseeing the computerized decision-support systems of the firm. He received a B.S. degree from the Massachusetts Institute of Technology (“MIT”) in 1974 and an M.S. degree from MIT in 1975. While at MIT, he held several teaching and research positions in the computer science field and participated in various projects relating to database management. He joined the predecessor entity to The Millburn Corporation in June 1975, and has been continuously associated with Millburn Ridgefield Corporation, The Millburn Corporation and their affiliates since that time. Mr. Smith served as Executive Vice President of Millburn Ridgefield Corporation and The Millburn Corporation until November 1, 2015 and as the Director of Research of both such entities until May 31, 2016. He has also served as a Director of each entity of Millburn International Group since inception, where he, along with the other Directors of each of those entities, is responsible for its overall management.

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Harvey Beker

Co-Chairman

Mr. Beker is Co-Chairman of Millburn Ridgefield Corporation and serves as a member of Millburn Ridgefield Corporation’s Investment Committee. He received a Bachelor of Arts degree in economics from New York University (“NYU”) in 1974 and a Master of Business Administration degree in finance from NYU in 1975. From June 1975 to July 1977, Mr. Beker was employed by the investment bank Loeb Rhoades, Inc. where he developed and traded silver arbitrage strategies. From July 1977 to June 1978, Mr. Beker was a futures trader at the commodities and brokerage and securities firm of Clayton Brokerage Co. of St. Louis. Mr. Beker has been employed by The Millburn Corporation since June 1978. He initially served as the Director of Operations for its affiliate, Millburn Partners, and most recently thereafter served as Co-Chief Executive Officer of Millburn Ridgefield Corporation and Chairman and Chief Executive Officer of The Millburn Corporation until November 1, 2015. During his tenure at Millburn Ridgefield Corporation (including its affiliates, Millburn Partners and ComminVest), he has been instrumental in the development of the research, trading and operations areas.

George E. Crapple

Co-Chairman

Mr. Crapple is Co-Chairman of Millburn Ridgefield Corporation and serves as a member of Millburn Ridgefield Corporation’s Investment Committee. In 1966, Mr. Crapple graduated with honors from the University of Wisconsin where his field of concentration was economics and he was elected to Phi Beta Kappa. In 1969, he graduated from Harvard Law School, magna cum laude, where he was a member of the Harvard Law Review. He was a lawyer with the law firm of Sidley & Austin LLP, Chicago, Illinois, from June 1969 until April 1, 1983, as a partner since July 1975, specializing in commodities, securities, corporate and tax law. He was first associated with Millburn Ridgefield Corporation in June 1976 and joined Millburn Ridgefield Corporation and The Millburn Corporation (including its affiliates, Millburn Partners and ComminVest) on April 1, 1983 on a full-time basis. Mr. Crapple ceased his employment with The Millburn Corporation effective May 31, 2011 and his position as Co-Chief Executive Officer of Millburn Ridgefield Corporation as of November 1, 2015. He became a partner in ShareInVest in April 1984. Mr. Crapple is a past Director, Member of the Executive Committee, Chairman of the Appeals Committee and a former Chairman of the Eastern Regional Business Conduct Committee of the NFA, past Chairman of the hedge fund industry group, the Managed Funds Association (the “MFA”), a former member of the Global Markets Advisory Committee of the CFTC and is a former member of the board of directors of the Futures Industry Association. Mr. Crapple has also served as the Co-Chairman of each entity of Millburn International Group since its inception.

PhaseCapital LP:

PhaseCapital LP, (“PhaseCapital”), 401 W 14th Street, 4th Floor, New York, NY 10014, serves as sub-adviser to the Managed Futures Fund. PhaseCapital is a registered investment adviser with the SEC since March 19, 2014 and manages approximately $100M for investment funds and managed client accounts.

Michael DePalma

Chief Executive Officer

Michael DePalma joined PhaseCapital in June 2016 after working at AB (formerly AllianceBernstein) for 25 years.  Most recently, Mr. DePalma was Senior Vice President and Chief Investment Officer for Quantitative Investment Strategies, AB’s systematic multi-asset and alternatives business, as well as Director of Fixed Income Absolute Return.  In this capacity, he was responsible for all aspects of these businesses, managing investment, research and technology teams, marketing and sales, as well as product development.  Prior to that, Mr. DePalma was Director of Fixed Income and FX quantitative research globally and portfolio manager for AB’s quant-driven multi-strategy hedge fund.  Early in his career, Mr. DePalma was part of the team that developed AB’s Capital Markets Engine and Wealth Forecasting System, the technology at the core of all the asset allocation services delivered to clients.  Mr. DePalma graduated with a B.S. in Mathematics and Economics from Northeastern University and a M.S. in Mathematics, Statistics, Operations Research from New York University’s Courant Institute of Mathematical Sciences.

Michael Ning

Chief Investment Officer

Michael Ning joined PhaseCapital in November 2016 as the Chief Investment Officer. Previously, he was a portfolio manager of First Eagle’s Multi-Asset Absolute Return and Tail Hedge strategies. Prior to joining First Eagle in April 2013, Mr. Ning was a portfolio manager and Director of Research for the Absolute Return Group at AllianceBernstein, including the Enhanced Alpha Global Macro, Tail Hedge and Unconstrained Bond strategies. Before joining AllianceBernstein in 2004, Mr. Ning spent 7 years at Citigroup as a senior research analyst. He has expertise in the research, development and management of trading strategies across equity, credit, rates and currencies. Mr. Ning received his PhD from Oxford University. He holds the Chartered Financial Analyst (CFA) designation.

QMS Capital Management LP:

QMS Capital Management LP, (“QMS”), 240 Leigh Farm Road, Suite 450, Durham, NC 27707, serves as sub-adviser to the Managed Futures Fund. QMS is registered as a CTA and a CPO with the CFTC and has been a member of the NFA in those capacities since 2011. QMS is also a registered investment adviser with the SEC since 2014 and had a trading level of approximately $2.8 billion as of June 30, 2018.

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Michael Brandt

Co-founder and Chief Investment Officer

Michael Brandt is a co-founder and chief investment officer for QMS Capital, where he heads the Investment Committee and is responsible for overseeing the research and investment process. Mr. Brandt is also the Kalman J. Cohen Professor of Finance at Duke University’s Fuqua School of Business and is a faculty research associate of the National Bureau of Economic Research. Prior to founding QMS Capital, Mr. Brandt consulted for large financial institutions, served as an editor and on editorial boards of academic journals, was a faculty member at the Wharton School of the University of Pennsylvania, and began his career at J.P. Morgan Futures and J.P. Morgan Securities. Mr. Brandt holds a Ph.D. and MBA in Finance from the University of Chicago and an MSc in Economics from the London School of Economics. He serves on several academic advisory boards.

Three Rock Capital Management Limited:

Three Rock Capital Management Limited (“Three Rock”), 149 Francis Street, Dublin 8, Ireland, serves as sub-adviser to the Managed Futures Fund. Three Rock is registered as a CTA and a CPO with the CFTC and is a member of the NFA in those capacities since January 30, 2013 and manages approximately $99.5 million for 42 managed client accounts.

Conor O’Mara

Chief Investment Officer

Conor O’Mara established Anark Capital Limited, now Three Rock, in November 2008. At Three Rock, Mr. O’Mara is responsible for portfolio management. From 2000–2008, Mr. O’Mara traded his own funds and prior this, worked as a proprietary foreign exchange trader at the Bank of Ireland and the National Irish Bank. Mr. O’Mara holds an undergraduate degree in Business and a post-graduate degree in Finance, both from the University College Dublin.

The Fund’s Statement of Additional Information provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares of the Fund, and the same additional information about the sub-adviser’s portfolio managers.

INVESTMENT SUBSIDIARY

Each of the Funds may invest up to 25% of its total assets in a Subsidiary. In each case, the Subsidiary will invest the majority of its assets in derivatives, structured products and/or other financial instruments, or investments intended to serve as margin or collateral for derivatives positions as required. Each Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors. Each Fund is the sole shareholder of its Subsidiary. It is not currently expected that shares of a Subsidiary will be sold or offered to other investors. If, at any time, a Subsidiary proposes to offer or sell its shares to any investor other than the Fund, you will receive 60 days prior notice of such offer or sale.

As with each Fund, the Adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Adviser provides each Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The advisory agreement with each Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the related Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to each Fund.

Each Fund pays the Adviser a fee for its services. The Adviser is currently waiving any fee from the Subsidiaries and the Adviser has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Adviser by the Fund’s Subsidiary. This undertaking will continue in effect for so long as a Fund invests in a Subsidiary, and may not be terminated by the Adviser unless it first obtains the prior approval of the Trust’s Board of Trustees for such termination. Each Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives. Each Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund’s assets. It is also anticipated that each Fund’s own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that any duplicative fees for similar services provided to a Fund and a Subsidiary will not be material.

Each Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the related Fund. As a result, the Adviser is subject to the same investment policies and restrictions that apply to the management of such Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments. These policies and restrictions are described in detail in the Funds’ Statement of Additional Information (“SAI”). The Trust’s Chief Compliance Officer oversees implementation of each Subsidiary’s policies and procedures, and makes periodic reports to the Trust’s Board regarding a Subsidiary’s compliance with its policies and procedures.

The financial statements of each Subsidiary will be consolidated in the relevant Fund’s financial statements which are included in each Fund’s annual and semi-annual reports. Each Fund’s annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

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HOW FUND SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares are valued at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of each Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Investments primarily traded on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If the investment is not traded on an exchange, investments will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Investments made pursuant to the Managed Futures strategy, which include swap contracts and structured notes providing the returns of reference assets such as securities of limited partnerships, corporations, limited liability companies (including individual share classes therein) and other types of pooled investment vehicles, swap contracts, structured notes or other investments or derivatives will be valued according to such fair value procedures. If market quotations are otherwise not readily available, or deemed unreliable for an investment, or if an investment’s value may have been materially affected by events occurring after the close of a market on which the investment principally trades, but before the Fund calculates its NAV, investments will be valued at their fair market value as determined in good faith by the Adviser and/or relevant sub-adviser in accordance with such procedures approved by the Board. In this respect, the Adviser and/or sub-adviser participate in the valuation process by preparing the fair valuation for any such investments as per approved procedures and pursuant to a fair value process developed in coordination with the Fund’s administrator, auditors, and in some cases certain service providers to the issuers of investments subject to the fair valuation. This process is tested and subject to ongoing and periodic monitoring by the Adviser and/or sub-adviser, the Fund’s administrator, and the Board.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment may be materially different than the value that could be realized upon the sale of that investment. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm or financial officer of an issuer on an as-needed basis to assist in determining an investment-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Each Fund and the Adviser may use independent pricing services to assist in calculating the value of the Fund’s investments. In addition, market prices for foreign investments are not determined at the same time of day as the NAV for a Fund. In computing the NAV, each Fund values foreign investments held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in a Fund’s portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Fund prices its shares, the investment will be valued at fair value. For example, if trading in a portfolio investment is halted and does not resume before the Fund calculates its NAV, the Adviser and/or sub-adviser may need to price the investment using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio investments can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price an investment may result in a price materially different from the prices used by other mutual funds to determine net asset value, from the price that may be realized upon the actual sale of the investment, or from market prices when they become available.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

As a result of investments by a Fund, a Subsidiary, an Underlying Pool or other investment vehicle accessed by a Fund, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

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HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes four classes of shares offered by each Fund: Class A, Class C, Class I and Class N for Futures Evolution, Class A, Class I & Class N for GSA Trend Strategy Funds, and Class A, Class C, Class I and Class O for Managed Futures Fund. Under this Prospectus, each Fund offers four classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between the share classes are sales charges, ongoing fees and minimum initial investment. Class A, Class N and Class O shares pay an annual distribution fee of 0.25% of average daily net assets attributable to those share classes, and Class C shares pay an annual distribution fee of up to 1.00% of average daily net assets attributable to that share class – for distribution and shareholder servicing expenses pursuant to the Trust’s Master Distribution and Shareholder Servicing Plans adopted pursuant to Rule 12b-1. Class I shares do not pay such fees. Class A shares are subject to a sales load on all purchases of up to 5.75%; Class C shares are subject to a contingent deferred sales load of 1.00%; and Class I, Class N and Class O shares are not subject to a sales charge. For information on ongoing distribution fees, see Distribution (12b-1) and Shareholder Servicing Fees on page 53 of this Prospectus. Each class of shares in a Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and a Fund may change investment minimums at any time. Each Fund reserves the right to waive sales charges, as described below, and investment minimums. All share classes may not be available for purchase in all states.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and are subject to 12b-1 distribution and/or shareholder servicing fees of 0.25% on an annualized basis of the average daily net assets of Class A shares. The 12b-1 fees are accrued and paid monthly. Over time, fees paid under this distribution and service plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class A shares of the Fund is $2,500 for all accounts. The minimum subsequent investment in Class A shares of the Fund is $250 for all accounts. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of a Fund, unless waived as described under “Sales Charge Waivers”:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See below
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds’ distributor, Northern Lights Distributors, LLC (the “distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of a Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

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Shares of a Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor),
•	shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs, and
•	shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts to Class A Shares of the a Fund will depend on whether you purchase your Class A Shares directly from the a Fund or through a financial intermediary. Intermediaries may have different policies and procedures (from those described above for Class A Shares generally) regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase a Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts.

Effective July 1, 2018, shareholders purchasing Class A Shares of a Fund through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than disclosed elsewhere in this Prospectus.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
  Shares purchased through a Morgan Stanley self-directed brokerage account
  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•	Current and retired directors and officers of the Fund, or the Adviser, or any of their subsidiaries or affiliates, or their families (e.g., spouse, children, mother or father).
•	Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers (each a “Selling Broker”) and their affiliates having dealer agreements with the distributor and their immediate families (or any trust, pension, profit-sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund’s shares and their immediate families.
•	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
•	Clients of financial intermediaries that have entered into an agreement with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
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•	Clients of financial intermediaries that have entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts, whether or not such accounts are subject to transaction fees.
•	Institutional investors (which may include bank trust departments and registered investment advisers).
•	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called “NAV transfer”). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Class C Shares

Class C shares of each Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services, which amount is accrued and paid monthly. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

Brokers that have entered into selling agreements with the Fund’s distributor may receive a commission of up to 1.00% of the purchase price of Class C shares at the time of purchase. Brokers may also receive distribution and/or shareholder service fees for Class C shares held for over a year.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

The minimum initial investment in the Class C shares is $5,000 and the minimum subsequent investment is $250.

Class N Shares

Class N shares of a Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class N shares pay 0.25% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services, which amount is accrued and paid monthly. Class N shares may not be available to all shareholders and have differing distribution and/or shareholder serving fees that reflect variations in distribution channels. Over time, fees paid under this distribution and service plan will increase the cost of a Class N shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class N Shares is $2,500 and the minimum subsequent investment is $250.

Class O Shares

Class O shares of the Managed Futures Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class O shares pay 0.25% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services, which amount is accrued and paid monthly. Class O shares may not be available to all shareholders and have differing distribution and/or shareholder serving fees that reflect variations in distribution channels. Over time, fees paid under this distribution and service plan will increase the cost of a Class O shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class O Shares is $2,500 and the minimum subsequent investment is $250.

Class I Shares

Class I shares of each Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund. Unless otherwise waived by the Fund, Class I shares require a minimum initial investment of $1,000,000 and the minimum subsequent investment is $250. Class I shares are offered to investment and institutional clients of the Fund’s Adviser and its affiliates, to certain persons affiliated with the Adviser, to certain of the Fund’s service providers, and to clients of financial institutions or intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting or similar fee-based charges for financial services or (ii) that have entered into an agreement with the Fund’s distributor to offer Class I shares through a no-load network or platform.

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Exchanges for Class I Shares

Holders of Class A and Class C shares issued by a Fund may exchange their shares for Class I shares provided that they: (1) hold their shares through a Selling Broker or other financial intermediary or institution that has a distribution agreement with the Fund’s distributor to offer Class I shares and which authorizes such an exchange; and (2) are otherwise eligible to invest in Class I shares in accordance with the terms of this Prospectus. Any such exchange is subject to the Funds’ discretion to accept or reject the exchange. Class A shareholders who purchased $1,000,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $1,000,000 or more and redeemed within eighteen months of the date of original purchase, unless the Fund’s Adviser in its sole discretion determines to waive the applicable CDSC. Class C shareholders who exchange them for Class I shares within one year of the original purchase date will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class C shares made within one year of the date of original purchase, unless the Fund’s Adviser in its sole discretion determines to waive the applicable CDSC. For federal income tax purposes, an exchange of Class A or Class C shares for Class I shares within the same Fund will not result in the recognition of a capital gain or loss.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of each Fund’s expenses over time in the Fees and Expenses of the Fund section for the Fund in this Prospectus. You also may wish to consult with your financial Adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of a Fund by sending a completed application form to the following address, addressed to the appropriate Fund:

via Regular Mail: ALTEGRIS FUTURES EVOLUTION STRATEGY FUND ALTEGRIS GSA TREND STRATEGY FUND ALTEGRIS MANAGED FUTURES STRATEGY FUND c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154

or Overnight Mail:

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

ALTEGRIS GSA TREND STRATEGY FUND

ALTEGRIS MANAGED FUTURES STRATEGY FUND

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

Purchase through Brokers: You may invest in a Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in a Fund, please call the Fund at 1-877-772-5838 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

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Automatic Investment Plan: You may participate in a Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account. Please contact the Fund at 1-877-772-5838 for more information about the Fund’s Automatic Investment Plan.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund in which you choose to invest. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by a Fund before the close of NYSE (generally 4:00 p.m. (Eastern Time)) will be processed on that same day. Requests received after the close will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good Order” means your purchase request includes:

•         the name of the Fund and share class,

•         the dollar amount of shares to be purchased,

•         a completed purchase application or investment stub, and

•         check payable to the applicable Fund.

Retirement Plans: You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at 1-877-772-5838 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

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HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the relevant Fund:

via Regular Mail: ALTEGRIS FUTURES EVOLUTION STRATEGY FUND ALTEGRIS GSA TREND STRATEGY FUND ALTEGRIS MANAGED FUTURES STRATEGY FUND c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154

or Overnight Mail:

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

ALTEGRIS GSA TREND STRATEGY FUND

ALTEGRIS MANAGED FUTURES STRATEGY FUND

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

The Fund typically expects that it will take up to 7 days following the redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-772-5838. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order”. If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.”
To be in “Good Order”, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         the request must identify your account number;

•         the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         if you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

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When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	You request a redemption to be made payable to a person not on record with the Fund,
•	you request that a redemption be mailed to an address other than that on record with the Fund,
•	the proceeds of a requested redemption exceed $50,000,
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record, or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in a Fund falls below the following amounts per share class:

Class Minimum	A	C	I	N	O
Futures Evolution Fund	$2,500	$5,000	$1,000,000	$2,500	N/A
GSA Trend Strategy Fund	$2,500	$5,000	$1,000,000	$2,500	N/A
Managed Futures Fund	$2,500	$5,000	$1,000,000	N/A	$2,500

A Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice; your account could be closed. After the notice period, the relevant Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Funds can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy”,
•	Rejecting or limiting specific purchase requests,
•	Rejecting purchase requests from certain investors, and
•	Assessing a redemption fee for short-term trading made within 30 days of purchase.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in the Fund’s Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Funds.

The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If a Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Each Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund. Purchasing a Fund’s shares in a taxable account shortly before a distribution by the Fund is sometimes called “buying into a distribution.” A Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the Fund’s portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the Fund earlier in the year, for example), and you incur the full tax liability on the distribution.

Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

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DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Funds. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution (12b-1) and Shareholder Servicing Fees: The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of Class A, Class C, Class N and Class O shares, respectively (the “Plans”), pursuant to Rule 12b-1 of the 1940 Act, pursuant to which each Fund may pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Fund’s average daily net assets attributable to the respective class of shares. Class I does not have a Plan.

Class	A	C	N	O
12b-1 Fee	0.25%	1.00%	0.25%	0.25%

The distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of a Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES: The distributor, its affiliates, and the Funds’ adviser and its affiliates may each, at its own expense and out of its own assets including their legitimate profits from Fund-related activities (and not as an additional charge to any Fund), provide additional cash payments to financial intermediaries who sell shares of a Fund. Financial intermediaries include broker-dealers, financial advisers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Certain administrative fees, such as sub-transfer agency or sub-administrative fees, may be payable by a Fund. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Such payments may provide incentives for such parties to make shares of a Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of the Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers; access to the financial intermediary’s registered representatives and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor.

The Adviser does not direct the Fund’s portfolio securities transactions, or otherwise compensate broker-dealers in connection with the Fund’s portfolio transactions, in consideration of sales of Fund shares.

Financial intermediary’s that receive these types of payments may have a conflict of interest in recommending or selling the Fund rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

HOUSEHOLDING: To reduce expenses, the Funds mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-772-5838 on days the Funds are open for business or contact your financial institution. The relevant Fund will begin sending you individual copies thirty days after receiving your request.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

The consolidated financial highlights tables are intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information below for the period ended June 30, 2018, the period ended June 30, 2017, the period ended June 30, 2016, and the period ended June 30, 2015 has been audited by Deloitte & Touche LLP, each Fund’s independent registered public accounting firm, whose report is included in the Fund’s annual report along with the Fund’s financial statements. The information for the fiscal year ended September 30, 2014 was audited by another independent registered public accounting firm. The annual report is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Altegris Futures Evolution Strategy Fund Class A(1)
	Year Ended		Year Ended	Year Ended	Period Ended		Year Ended	Year Ended
	June 30,		June 30,	June 30,	June 30,		September 30,	September 30,
	2018		2017	2016	2015*		2014	2013

Net asset value, beginning of period	$9.37		$10.84	$10.68	$10.73		$9.25	$9.85

Income/(loss) from investment operations:
Net investment income/(loss)(2)	0.09		0.12	0.15	0.11		0.10	(0.01)
Net realized and unrealized gain/(loss) on investments	0.48		(0.90)	0.82	1.06		1.53	(0.55)
Total from investment operations	0.57		(0.78)	0.97	1.17		1.63	(0.56)

Less distributions from:
Net investment income	(0.12)		(0.69)	(0.81)	(1.22)		(0.15)	(0.02)
Net realized gains	—		—	—	—		—	(0.02)
Total distributions	(0.12)		(0.69)	(0.81)	(1.22)		(0.15)	(0.04)

Redemption fees collected(3)	0.00		0.00	0.00	0.00		0.00	0.00

Net asset value, end of period	$9.82		$9.37	$10.84	$10.68		$10.73	$9.25

Total return(4)	6.06	%(6)	(7.36)%	9.63%	11.02	%(5)	(17.79)%	(5.68	)%(6)

Net assets, at end of period (000s)	$40,624		$59,411	$100,131	$59,517		$30,795	$73,686

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets(7,9)	2.00%		1.99%	1.97%	1.98	%(8)	2.08%	2.45%
Ratio of net expenses to average net assets(10)	1.94%		1.94%	1.94%	1.94	%(8)	1.94%	2.38%
Ratio of net investment income to average net assets(11)	0.94%		1.14%	1.36%	1.27	%(8)	1.04%	(0.08)%

Portfolio Turnover Rate	53%		77%	59%	68	% (5)	97%	82%

*	For the period October 1, 2014 through June 30, 2015.
(1)	Class A commenced operations on October 31, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(8)	Annualized for periods less than one full year.
(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited(7)	2.00%	1.99%	1.97%	1.98	%(8)	2.08%	2.29%
(10)	Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	1.94%	1.94%	1.94%	1.94	%(8)	1.94%	2.23%
(11)	Ratio of net investment income/(loss) to average net assets excluding the expenses and income of AFES Fund Limited	0.92%	1.13%	1.32%	1.26	% (8)	1.04%	0.06%
877.772.5838	www.altegris.com	54

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Altegris Futures Evolution Strategy Fund Class C(1)
	Year Ended		Year Ended	Year Ended	Period Ended		Year Ended	Year Ended
	June 30,		June 30,	June 30,	June 30,		September 30,	September 30,
	2018		2017	2016	2015*		2014	2013

Net asset value, beginning of period	$9.31		$10.78	$10.57	$10.63		$9.18	$9.83

Income/(loss) from investment operations:
Net investment income/(loss)(2)	0.02		0.04	0.07	0.04		0.03	(0.08)
Net realized and unrealized gain/(loss) on investments	0.47		(0.88)	0.83	1.07		1.50	(0.55)
Total from investment operations	0.49		(0.84)	0.90	1.11		1.53	(0.63)

Less distributions from:
Net investment income	(0.05)		(0.63)	(0.69)	(1.17)		(0.08)	(0.00	)(3)
Net realized gains	—		—	—	—		—	(0.02)
Total distributions	(0.05)		(0.63)	(0.69)	(1.17)		(0.08)	(0.02)

Redemption fees collected(3)	0.00		0.00	0.00	0.00		0.00	0.00

Net asset value, end of period	$9.75		$9.31	$10.78	$10.57		$10.63	$9.18

Total return(4)	5.26	%(6)	(8.02)%	8.93%	10.46	%(5)	(16.82)%	(6.42	)%(6)

Net assets, at end of period (000s)	$22,237		$31,270	$33,831	$20,459		$7,274	$6,932

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets(7,9)	2.75%		2.74%	2.72%	2.73	%(8)	2.83%	3.20%
Ratio of net expenses to average net assets(10)	2.69%		2.69%	2.69%	2.69	%(8)	2.69%	3.13%
Ratio of net investment income to average net assets(11)	0.18%		0.40%	0.62%	0.52	%(8)	(0.29)%	(0.83)%

Portfolio Turnover Rate	53%		77%	59%	68	%(5)	97%	82%

*	For the period October 1, 2014 through June 30, 2015.
(1)	Class C Shares commenced operations on February 16, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(8)	Annualized for periods less than one full year.
(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited(7)	2.75%	2.74%	2.72%	2.73	%(8)	2.83%	3.04%
(10)	Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	2.69%	2.69%	2.69%	2.69	%(8)	2.69%	2.98%
(11)	Ratio of net investment income/(loss) to average net assets excluding the expenses and income of AFES Fund Limited	0.17%	0.39%	0.58%	0.52	%(8)	(0.29)%	(0.69)%

877.772.5838	www.altegris.com	55

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Altegris Futures Evolution Strategy Fund Class I(1)
	Year Ended		Year Ended	Year Ended	Period Ended		Year Ended		Year Ended
	June 30,		June 30,	June 30,	June 30,		September 30,		September 30,
	2018		2017	2016	2015*		2014		2013

Net asset value, beginning of period	$9.36		$10.82	$10.70	$10.75		$9.27		$9.86

Income/(loss) from investment operations:
Net investment income(2)	0.12		0.14	0.17	0.13		0.13		0.02
Net realized and unrealized gain/(loss) on investments	0.46		(0.88)	0.83	1.06		1.53		(0.55)
Total from investment operations	0.58		(0.74)	1.00	1.19		1.66		(0.53)

Less distributions from:
Net investment income	(0.14)		(0.72)	(0.88)	(1.24)		(0.18)		(0.04)
Net realized gains	—		—	—	—		—		(0.02)
Total distributions	(0.14)		(0.72)	(0.88)	(1.24)		(0.18)		(0.06)

Redemption fees collected(3)	0.00		0.00	0.00	0.00		0.00		0.00

Net asset value, end of period	$9.80		$9.36	$10.82	$10.70		$10.75		$9.27

Total return(4)	6.22	%(6)	(7.05)%	9.94%	11.20	%(5)	(18.07	)%(6)	(5.44	)%(6)

Net assets, at end of period (000s)	$515,569		$379,132	$353,331	$344,564		$201,388		$162,008

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets(7,9)	1.75%		1.74%	1.72%	1.74	%(8)	1.83%		2.20%
Ratio of net expenses to average net assets(10)	1.69%		1.69%	1.69%	1.69	%(8)	1.69%		2.13%
Ratio of net investment income to average net assets(11)	1.20%		1.41%	1.57%	1.51	%(8)	1.29%		(0.17)%

Portfolio Turnover Rate	53%		77%	59%	68	%(5)	97%		82%

*	For the period October 1, 2014 through June 30, 2015.
(1)	Class I commenced operations on October 31, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(8)	Annualized for periods less than one full year.
(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited(7)	1.75%	1.74%	1.72%	1.74	%(8)	1.83%	2.04%
(10)	Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	1.69%	1.69%	1.69%	1.69	%(8)	1.69%	1.98%
(11)	Ratio of net investment income to average net assets excluding the expenses and income of AFES Fund Limited	1.19%	1.40%	1.53%	1.50	%(8)	1.29%	0.31%

877.772.5838	www.altegris.com	56

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Altegris Futures Evolution Strategy Fund Class N(1)
	Year Ended		Year Ended	Year Ended	Period Ended		Year Ended	Year Ended
	June 30,		June 30,	June 30,	June 30,		September 30,	September 30,
	2018		2017	2016	2015*		2014	2013

Net asset value, beginning of period	$9.37		$10.84	$10.67	$10.72		$9.25	$9.84

Income/(loss) from investment operations:
Net investment income/(loss)(2)	0.09		0.12	0.14	0.11		0.10	(0.01)
Net realized and unrealized gain/(loss) on investments	0.48		(0.90)	0.83	1.06		1.52	(0.54)
Total from investment operations	0.57		(0.78)	0.97	1.17		1.62	(0.55)

Less distributions from:
Net investment income	(0.12)		(0.69)	(0.80)	(1.22)		(0.15)	(0.02)
Net realized gains	—		—	—	—		—	(0.02)
Total distributions	(0.12)		(0.69)	(0.80)	(1.22)		(0.15)	(0.04)

Redemption fees collected(3)	0.00		0.00	0.00	0.00		0.00	0.00

Net asset value, end of period	$9.82		$9.37	$10.84	$10.67		$10.72	$9.25

Total return(4)	6.07	%(6)	(7.35)%	9.71%	11.04	%(5)	(17.69)%	(5.58	)%(6)

Net assets, at end of period (000s)	$90,121		$90,042	$97,811	$67,179		$43,434	$56,717

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets(7,9)	2.00%		1.99%	1.97%	1.99	%(8)	2.08%	2.45%
Ratio of net expenses to average net assets(10)	1.94%		1.94%	1.94%	1.94	%(8)	1.94%	2.38%
Ratio of net investment income to average net assets(11)	0.95%		1.15%	1.33%	1.27	%(8)	(1.04)%	(0.08)%

Portfolio Turnover Rate	53%		77%	59%	68	% (5)	97%	82%

*	For the period October 1, 2014 through June 30, 2015.
(1)	Class N commenced operations on October 31, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(8)	Annualized for periods less than one full year.
(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited(7)	2.00%	1.99%	1.97%	1.99	%(8)	2.08%	2.29%
(10)	Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	1.94%	1.94%	1.94%	1.94	%(8)	1.94%	2.23%
(11)	Ratio of net investment income/(loss) to average net assets excluding the expenses and income of AFES Fund Limited	0.93%	1.13%	1.29%	1.26	%(8)	1.04%	0.06%

877.772.5838	www.altegris.com	57

The information below for the period ended June 30, 2018 has been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, whose report is included in the Fund’s annual report along with the Fund’s financial statements. The annual report is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Altegris GSA Trend Strategy Fund Class A
	Year Ended	Period Ended
	June 30,	June 30,
	2018	2017(1)

Net asset value, beginning of period	$8.93	$10.00

Income/(loss) from investment operations:
Net investment loss(2)	(0.20)	(0.11)
Net realized and unrealized loss on investments	(0.05)	(0.96)
Total from investment operations	(0.25)	(1.07)

Redemption fees collected(3)	0.00	0.00

Net asset value, end of period	$8.68	$8.93

Total return(4)	(2.80)%	(10.70	)%(5)

Net assets, at end of period	$9	$9

Ratios including the expenses and income of AGSAT Fund Limited:
Ratio of gross expenses to average net assets(6,8)	3.01%	1.85	%(7)
Ratio of net expenses to average net assets(9)	3.01%	1.85	%(7)
Ratio of net investment loss to average net assets(10)	(2.15)%	(1.85	)%(7)

Portfolio Turnover Rate	0%	0	%(5)

(1)	Class A commenced operations on March 17, 2017.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(7)	Annualized for periods less than one full year.
(8)	Ratio of gross expenses to average net assets excluding the expenses and income of AGSAT Fund Limited(6)	3.01%	1.85	%(7)
(9)	Ratio of net expenses to average net assets excluding the expenses and income of AGSAT Fund Limited	3.01%	1.85	%(7)
(10)	Ratio of net investment loss to average net assets excluding the expenses and income of AGSAT Fund Limited	(2.15)%	(1.85	)%(7)

877.772.5838	www.altegris.com	58

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Altegris GSA Trend Strategy Fund Class I
	Year Ended	Period Ended
	June 30,	June 30,
	2018	2017(1)

Net asset value, beginning of period	$8.93	$10.00

Income/(loss) from investment operations:
Net investment loss(2)	(0.10)	(0.03)
Net realized and unrealized loss on investments	(0.12)	(1.04)
Total from investment operations	(0.22)	(1.07)

Redemption fees collected(3)	0.00	0.00

Net asset value, end of period	$8.71	$8.93

Total return(4)	(2.46)%	(10.70	)%(5)

Net assets, at end of period (000s)	$2,824	$8,981

Ratios including the expenses and income of AGSAT Fund Limited:
Ratio of gross expenses to average net assets(6,8)	2.11%	2.34	%(7)
Ratio of net expenses to average net assets(9)	1.60%	1.60	%(7)
Ratio of net investment loss to average net assets(10)	(1.04)%	(1.23	)(7)

Portfolio Turnover Rate	0%	0	%(5)

(1)	Class I shares commenced operations on March 17, 2017.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(7)	Annualized for periods less than one full year.
(8)	Ratio of gross expenses to average net assets excluding the expenses and income of AGSAT Fund Limited:(6)	2.11%	2.34	%(7)
(9)	Ratio of net expenses to average net assets excluding the expenses and income of AGSAT Fund Limited:	1.60%	1.60	%(7)
(10)	Ratio of net investment loss to average net assets excluding the expenses and income of AGSAT Fund Limited:	(1.04)%	(1.27	)%(7)

877.772.5838	www.altegris.com	59

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Altegris GSA Trend Strategy Fund Class N
	Year Ended	Period Ended
	June 30,	June 30,
	2018	2017(1)

Net asset value, beginning of period	$8.93	$10.00

Income/(loss) from investment operations:
Net investment loss(2)	(0.11)	(0.04)
Net realized and unrealized loss on investments	(0.15)	(1.03)
Total from investment operations	(0.26)	(1.07)

1% fees collected(3)	0.00	0.00

Net asset value, end of period	$8.67	$8.93

Total return(4)	(2.91)%	(10.70	)%(5)

Net assets, at end of period (000s)	$37,846	$40,183

Ratios including the expenses and income of AGSAT Fund Limited:
Ratio of gross expenses to average net assets(6,8)	2.39%	2.38	%(7)
Ratio of net expenses to average net assets(9)	1.85%	1.85	%(7)
Ratio of net investment loss to average net assets(10)	(1.19)%	(1.49	)%(7)

Portfolio Turnover Rate	0%	0	%(5)

(1)	Class N shares commenced operations on March 17, 2017.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(7)	Annualized for periods less than one full year.
(8)	Ratio of gross expenses to average net assets excluding the expenses and income of AGSAT Fund Limited:(6)	2.39%	2.38	%(7)
(9)	Ratio of net expenses to average net assets excluding the expenses and income of AGSAT Fund Limited:	1.85%	1.85	%(7)
(10)	Ratio of net investment loss to average net assets excluding the expenses and income of AGSAT Fund Limited:	(1.19)%	(1.54	)%(7)

877.772.5838	www.altegris.com	60

The information below for the period ended June 30, 2018, the period ended June 30, 2017, the period ended June 30, 2016, and the period ended June 30, 2015 has been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, whose report is included in the Fund’s annual report along with the Fund’s financial statements. The information for fiscal years ended June 30, 2014 and June 30, 2015 was audited by another independent registered public accounting firm. The annual report is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Altegris Managed Futures Strategy Fund Class A *
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of period	$7.99	$9.56	$9.51	$8.91	$8.98

Income/(loss) from investment operations:
Net investment loss(1)	(0.08)	(0.12)	(0.16)	(0.17)	(0.16)
Net realized and unrealized gain/(loss) on investments	0.17	(0.80)	1.05	0.77	0.09
Total from investment operations	0.09	(0.92)	0.89	0.60	(0.07)

Less distributions from:
Net investment income	—	(0.65)	(0.84)	—	—
Total distributions	—	(0.65)	(0.84)	—	—

Redemption fees collected(2)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$8.08	$7.99	$9.56	$9.51	$8.91

Total return(3)	1.13%	8.96%	(9.91)%	(6.73)%	0.78%

Net assets, at end of period (000s)	$54,558	$74,542	$105,874	$88,326	$116,598

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets(4,5,6)	2.17%	2.04%	1.98%	1.99%	2.01%
Ratio of net expenses to average net assets(5,7)	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets(5,8)	(0.91)%	(1.41)%	(1.68)%	(1.79)%	(1.79)%

Portfolio Turnover Rate	479%	472%	231%	179%	346%

*	Class A commenced operations on August 26, 2010.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Represents less than $0.01 per share.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(6)	Ratio of gross expenses to average net assets excluding the expenses and income of AMFS Fund Limited:(4,5)	2.17%	2.04%	1.98%	1.99%	2.01%
(7)	Ratio of net expenses to average net assets excluding the expenses and income of AMFS Fund Limited:(5)	1.90%	1.90%	1.90%	(1.90)%	1.90%
(8)	Ratio of net investment loss to average net assets excluding the expenses and income of AMFS Fund Limited:(5)	(0.91)%	(1.46)%	(1.71)%	(1.79)%	(1.80)%

877.772.5838	www.altegris.com	61

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Altegris Managed Futures Strategy Fund Class C *
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of period	$7.69	$9.23	$9.21	$8.70	$8.83

Income/(loss) from investment operations:
Net investment loss(1)	(0.13)	(0.19)	(0.22)	(0.23)	(0.22)
Net realized and unrealized gain/(loss) on investments	0.17	(0.77)	1.10	0.74	0.09
Total from investment operations	0.04	(0.96)	0.88	0.51	(0.13)

Less distributions from:
Net investment income	—	(0.58)	(0.86)	—	—
Total distributions	—	(0.58)	(0.86)	—	—

Redemption fees collected(2)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$7.73	$7.69	$9.23	$9.21	$8.70

Total return(3)	0.52%	(9.63)%	9.08%	5.86%	(1.47)%

Net assets, at end of period (000s)	$7,704	$10,713	$20,483	$18,268	$18,457

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets(4,5,6)	2.91%	2.79%	2.73%	2.74%	2.76%
Ratio of net expenses to average net assets(5,7)	2.65%	2.65%	2.65%	2.65%	2.65%
Ratio of net investment loss to average net assets(5,8)	(1.66)%	(2.17)%	(2.43)%	(2.54)%	(2.54)%

Portfolio Turnover Rate	479%	472%	231%	179%	346%

*	Class C commenced operations on February 1, 2011.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Represents less than $0.01 per share.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(6)	Ratio of gross expenses to average net assets excluding the expenses and income of AMFS Fund Limited:(4,5)	2.91%	2.79%	2.73%	2.74%	2.76%
(7)	Ratio of net expenses to average net assets excluding the expenses and income of AMFS Fund Limited:(5)	2.65%	2.65%	2.65%	2.65%	2.65%
(8)	Ratio of net investment loss to average net assets excluding the expenses and income of AMFS Fund Limited:(5)	(1.66)%	(2.23)%	(2.47)%	(2.54)%	(2.55)%

877.772.5838	www.altegris.com	62

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Altegris Managed Futures Strategy Fund Class I*
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of period	$8.12	$9.68	$9.62	$8.99	$9.04

Income (loss) from investment operations:
Net investment loss(1)	(0.06)	(0.10)	(0.14)	(0.15)	(0.14)
Net realized and unrealized gain/(loss) on investments	0.15	(0.78)	0.97	0.78	0.09
Total from investment operations	0.09	(0.88)	0.83	0.63	(0.05)

Less distributions from:
Net investment income	—	(0.68)	(0.77)	—	—
Total distributions	—	(0.68)	(0.77)	—	—

Redemption fees collected(2)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$8.21	$8.12	$9.68	$9.62	$8.99

Total return(3)	1.11%	(8.72)%	10.19%	(7.01)%	0.55%

Net assets, at end of period (000s)	$38,500	$98,384	$106,609	$110,681	$149,407

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets(4,5,6)	1.88%	1.79%	1.73%	1.74%	1.76%
Ratio of net expenses to average net assets(5,7)	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment loss to average net assets(5,8)	(0.68)%	(1.15)%	(1.43)%	(1.54)%	(1.54)%

Portfolio Turnover Rate	479%	472%	231%	179%	346%

*	Class I commenced operations on August 26, 2010.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Represents less than $0.01 per share.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(6)	Ratio of gross expenses to average net assets excluding the expenses and income of AMFS Fund Limited:(4,5)	1.88%	1.79%	1.73%	1.74%	1.76%
(7)	Ratio of net expenses to average net assets excluding the expenses and income of AMFS Fund Limited:(5)	1.65%	1.65%	1.65%	1.65%	1.65%
(8)	Ratio of net investment loss to average net assets excluding the expenses and income of AMFS Fund Limited:(5)	(0.68)%	(1.21)%	(1.46)%	(1.54)%	(1.55)%

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Altegris Managed Futures Strategy Fund Class O*
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of period	$7.99	$9.55	$9.51	$8.91	$8.98

Income/(loss) from investment operations:
Net investment loss(1)	(0.08)	(0.13)	(0.16)	(0.17)	(0.16)
Net realized and unrealized gain/(loss) on investments	0.17	(0.79)	1.05	0.77	0.09
Total from investment operations	0.09	(0.92)	0.89	0.60	(0.07)

Less distributions from:
Net investment income	—	(0.65)	(0.85)	—	—
Total distributions	—	(0.65)	(0.85)	—	—

Redemption fees collected	0.00 (2)	0.01	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of period	$8.08	$7.99	$9.55	$9.51	$8.91

Total return(3)	1.13%	(8.95)%	9.91%	(6.73)%	(0.78)%

Net assets, at end of period (000s)	$1,031	$1,100	$1,696	$2,009	$893

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets(4,5,6)	2.17%	2.04%	1.97%	1.97%	2.01%
Ratio of net expenses to average net assets(5,7)	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets(5,8)	(0.90)%	(1.41)%	(1.68)%	(1.80)%	(1.79)%

Portfolio Turnover Rate	479%	472%	231%	179%	346%

*	Class N commenced operations on March 13, 2013.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Represents less than $0.01 per share.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(6)	Ratio of gross expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (4,5)	2.17%	2.04%	1.97%	1.97%	2.01%
(7)	Ratio of net expenses to average net assets excluding the expenses and income of AMFS Fund Limited: (5)	1.90%	1.90%	1.90%	1.90%	1.90%
(8)	Ratio of net investment loss to average net assets excluding the expenses and income of AMFS Fund Limited: (5)	(0.90)%	(1.47)%	(1.72)%	(1.80)%	(1.80)%

877.772.5838	www.altegris.com	64

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

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What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

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Adviser	Altegris Advisors, L.L.C. 1200 Prospect Street, Suite 400 La Jolla, CA 92037	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	Deloitte & Touche LLP 695 Town Center Drive, Suite 1200 Costa Mesa, CA 92636	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	JPMorgan Chase Bank, N.A. 270 Park Ave. New York, NY 10017	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Funds is included in the Funds’ Statement of Additional Information dated October 29, 2018 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about each Fund’s policies and management. Additional information about each Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In a Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about a Fund, or to make shareholder inquiries about a Fund, please call 1-877-772-5838 or visit www.altegris.com. You may also write to:

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

ALTEGRIS GSA TREND STRATEGY FUND

ALTEGRIS MANAGED FUTURES STRATEGY FUND

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of each Fund’s information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

www.altegris.com